                    POPULAR ABS MORTGAGE PASS-THROUGH TRUST,
                                  SERIES 2005-1
                                                                      DRAFT
                                   TERM SHEET

                                January [ ], 2005

                [Graphic Omitted] POPULAR
                                  ABS, INC.(SM)

                                  $612,500,000
                                  (Approximate)

                                POPULAR ABS, INC.
                                    Depositor

                                EQUITY ONE, INC.
                                    Servicer

     FRIEDMAN BILLINGS RAMSEY                        RBS GREENWICH CAPITAL
                              Co-Lead Underwriters

                       COMPUTATIONAL MATERIALS DISCLAIMER
The attached tables and other statistical analyses (the "Computational
Materials") are privileged and intended for use by the addressee only. These
Computational Materials have been prepared by Friedman, Billings, Ramsey & Co.,
Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities.
They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.
Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational
Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR
Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

                               [Graphic Omitted]
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
Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------

                    Popular ABS Mortgage Pass-Through Trust,
                                  Series 2005-1

-------------------------------------------------------------------------------------------------------------------------------
                 Principal       WAL (Years)     Payment Window          Expected Rating        Interest         Principal
Class(1, 4)     Balance ($)      Call/Mat(5)    (Mths) Call/Mat(5)      (Moody's/S&P/Fitch)       Type              Type
-------------------------------------------------------------------------------------------------------------------------------
   AF-1         136,000,000      1.00 / 1.00      1 - 23 / 1 - 23          Aaa/AAA/AAA         Floating(2)    Senior Sequential
   AF-2          31,000,000      2.19 / 2.19     23 - 30 / 23 - 30         Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-3          41,000,000      2.99 / 2.99     30 - 47 / 30 - 47         Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-4          35,000,000      4.98 / 4.98     47 - 78 / 47 - 78         Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-5          10,060,000      7.34 / 7.34     78 - 97 / 78 - 97         Aaa/AAA/AAA           Fixed(3)     Senior Sequential
   AF-6          15,000,000      5.80 / 5.80     40 - 95 / 40 - 95         Aaa/AAA/AAA           Fixed(3)         Senior NAS
   AV-1A        152,800,000      3.16 / 3.66     1 - 105 / 1 - 233         Aaa/AAA/AAA         Floating(2)          Senior
   AV-1B         38,200,000      3.16 / 3.66     1 - 105 / 1 - 233         Aaa/AAA/AAA         Floating(2)       Senior Mezz
   AV-2          45,000,000      3.16 / 3.67     1 - 105 / 1 - 233         Aaa/AAA/AAA         Floating(2)          Senior
    M-1          44,060,000      5.75 / 6.39    38 - 105 / 38 - 199         Aa2/AA/AA            Fixed(3)        Subordinate
    M-2          34,380,000      5.74 / 6.33    37 - 105 / 37 - 183           A2/A/A             Fixed(3)        Subordinate
    M-3           9,690,000      5.73 / 6.27    37 - 105 / 37 - 164          A3/A-/A-            Fixed(3)        Subordinate
    M-4           9,060,000      5.73 / 6.22    37 - 105 / 37 - 157       Baa1/BBB+/BBB+         Fixed(3)        Subordinate
    B-1           6,250,000      2.92 / 2.92     32 - 37 / 32 - 37         Baa2/BBB/BBB        Floating(2)       Subordinate
    B-2           5,000,000      2.43 / 2.43     27 - 32 / 27 - 32        Baa3/BBB-/BBB-       Floating(2)       Subordinate
    B-3           6,250,000            Not Publicly Offered                Ba1/BB+/BB+           Floating        Subordinate
    B-4           6,250,000            Not Publicly Offered                 Ba2/BB/BB            Floating        Subordinate
  TOTAL:        625,000,000
-------------------------------------------------------------------------------------------------------------------------------
(1)  The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class AV-1A and Class AV-1B Certificates are backed primarily by the cash flow from the Group II-A Mortgage Loans (as defined herein). The Class AV-2 Certificates are backed primarily by the cash flow from the Group II-B Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class
     B-1, Class B-2, Class B-3, and Class B-4 Certificates are backed by the cash flows from the Group I Mortgage Loans and the
     Group II Mortgage Loans. The principal balance of each Class of Offered Certificates (as defined herein) is subject to a 10%
     variance.
(2)  The Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1 and Class B-2 Certificates are priced to call. The margin on the Class AV-1A, Class AV-1B and Class AV-2 Certificates will double after the Optional Termination may be first exercised.
(3)  The Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4 Certificates
     are priced to call. The fixed rate coupon on the Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and Class M-4
     Certificates will increase by 0.50% after the Optional Termination may be first exercised.
(4)  See "Net WAC Cap" herein.
(5)  See "Pricing Prepayment Speed" herein.

CONTACT INFORMATION:
--------------------
                     FBR                                           FBR                                          FBR
                 ABS BANKING                              ABS TRADING/SYNDICATE                           ABS STRUCTURING
         Mike Ciuffo (703) 312-1889                  Salmaan Siddiqui (703) 469-1225               Anna Zuckerman (703) 469-1283
          Dane Smith (703) 312-1896

              STANDARD & POOR'S                                  MOODY'S                                       FITCH
          Ray Morel (212) 438-1572                     Danise Chui (212) 553-1022                 Mark Zelmanovich (212) 908-0259


Depositor:                        Popular ABS, Inc.

Servicer:                         Equity One, Inc. ("EQUITY ONE"), an indirect subsidiary of Popular, Inc.

Co Lead Underwriters:             Friedman, Billings, Ramsey & Co., Inc. ("FBR") and Greenwich Capital Markets, Inc. ("RBS GREENWICH
                                  CAPITAL")

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
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                                                                 2
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Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Trustee/Custodian:                JPMorgan Chase Bank, N.A.

Offered Certificates:             The Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates
                                  (collectively the "CLASS AF CERTIFICATES") and the Class AV-1A and Class AV-1B Certificates
                                  (together, the "CLASS AV-1 CERTIFICATES") and Class AV-2 Certificates (together with the Class
                                  AV-1 Certificates, the "CLASS AV CERTIFICATES") are collectively referred to herein as the
                                  "SENIOR CERTIFICATES" or "CLASS A CERTIFICATES". The Class M-1, Class M-2, Class M-3, Class M-4,
                                  Class B-1 and Class B-2 Certificates are collectively referred to herein as the "OFFERED
                                  SUBORDINATE CERTIFICATES". The Offered Subordinate Certificates and the Class B-3 and Class B-4
                                  Certificates are together referred to herein as the "SUBORDINATE CERTIFICATES". The Senior
                                  Certificates and the Offered Subordinate Certificates are collectively referred to herein as the
                                  "OFFERED CERTIFICATES." The Class B-3 and Class B-4 Certificates will not be offered publicly.

Federal Tax Status:               It is anticipated that the Offered Certificates generally will represent ownership of REMIC regular interests for tax purposes.

Registration:                     The Offered Certificates will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                     Close of business December  31, 2004.

Expected Pricing Date:            On or about January [14], 2005.

Expected Closing Date:            On or about January 28, 2005.

Expected Settlement Date          On or about January 28, 2005.

Distribution Date:                The 25th day of each month (or if not a business day, the next succeeding business day)
                                  commencing in February 2005.

Accrued Interest:                 The price to be paid by investors for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2,
                                  Class B-1 and Class B-2 Certificates will not include accrued interest (settling flat). The
                                  Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and
                                  Class M-4 Certificates will settle with accrued interest of 27 days.

Interest Accrual Period:          The interest accrual period for each Distribution Date with respect to the Class AF-1, Class
                                  AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first
                                  Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis). The interest accrual period for each Distribution Date with respect to the
                                  Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class M-1, Class M-2, Class M-3 and
                                  Class M-4 Certificates will be the calendar month preceding the month in which such Distribution
                                  Date occurs (on a 30/360 basis).

ERISA Eligibility:                The Offered Certificates are expected to be ERISA eligible, so long as certain conditions are met as described further in the prospectus supplement.

SMMEA Eligibility:                The Offered Certificates are not expected to constitute "mortgage related securities" for purposes of SMMEA.

Servicing Fee:                    With respect to each Distribution Date, the Servicer will be entitled to 1/12 of 0.50% of the aggregate principal balance of the Mortgage Loans.

Trustee Fee:                      With respect to each Distribution Date, the Trustee will be entitled 1/12 of 0.02% of the aggregate principal balance of the Mortgage Loans.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 3
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Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
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
Optional Termination:             The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Offered Certificates (the "CLEAN-UP CALL"), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than 10% of the sum of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount.

Pricing Prepayment Speed:         The Offered Certificates will be priced based on the following collateral prepayment assumptions: FRM Loans: 100% PPC (100% PPC: 2.00% - 20.00% CPR over 10 months, 20% thereafter)
                                  ARM Loans: 100% PPC (100% PPC: 28.00% CPR)

Initial Mortgage Loans:           As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately
                                  $501,823,558.80, of which: (i) approximately $311,853,173.03 consisted of a pool of conforming and non-conforming balance fixed-rate mortgage loans (the "INITIAL GROUP I MORTGAGE LOANS"),
                                  (ii) approximately $153,750,002.72 consisted of a pool of conforming balance adjustable-rate mortgage loans (the "INITIAL GROUP II-A MORTGAGE LOANS") and (iii) approximately $36,190,383.05 consisted of a pool of conforming and non-conforming balance adjustable rate mortgage loans (the
                                  "INITIAL GROUP II-B MORTGAGE LOANS", together with the Initial Group II-A Mortgage Loans, the
                                  "INITIAL GROUP II MORTGAGE LOANS"). The Initial Group I Mortgage Loans and the Initial Group II
                                  Mortgage Loans are collectively referred herein as the "INITIAL MORTGAGE LOANS". See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Pre-Funded Amount                 An account (the "PRE-FUNDING ACCOUNT") will be established on the Closing Date into which approximately $123,176,441.20 (the "ORIGINAL PRE-FUNDED AMOUNT") will be deposited, of which approximately (i) $76,546,753.04 will be used to purchase subsequent fixed-rate mortgage loans
                                  (the "GROUP I SUBSEQUENT MORTGAGE LOANS", and together with the Initial Group I Mortgage Loans, the "GROUP I MORTGAGE LOANS"), (ii) $37,746,481.07 will be used to purchase subsequent conforming balance adjustable-rate mortgage loans (the "GROUP II-A SUBSEQUENT MORTGAGE LOANS"
                                  and together with the Initial Group II-A Mortgage Loans, the "GROUP II-A MORTGAGE LOANS") and
                                  (iii) $8,883,207.09 will be used to purchase subsequent conforming balance and non-conforming balance adjustable-rate mortgage loans (the "GROUP II-B SUBSEQUENT MORTGAGE LOANS" and together with the Initial Group II-B Mortgage Loans, the "GROUP II-B MORTGAGE LOANS"). The Group II-A
                                  Mortgage Loans and the Group II-B Mortgage Loans are collectively referred herin as the "GROUP
                                  II MORTGAGE LOANS". The Group I Mortgage Loans and the Group II Mortgage Loans are collectively referred herein as the "MORTGAGE LOANS". The aggregate of the Group I Subsequent Mortgage Loans,
                                  Group II-A Subsequent Mortgage Loans and Group II-B Subsequent Mortgage Loans is referred to herein as the "SUBSEQUENT MORTGAGE LOANS." On or prior to March 28, 2005 (the "PRE-FUNDING
                                  PERIOD"), the amounts on deposit in the Pre-Funding Account with respect to a group will be used to purchase Subsequent Mortgage Loans having similar characteristics to the related Initial
                                  Mortgage Loans (with any unused portion of such deposit amount to be distributed as a payment of principal of the related Offered Certificates on the Distribution Date immediately following such date). The "PRE-FUNDED AMOUNT" on any date of determination is the amount on deposit in the
                                  Pre-Funding Account on such date.

Pass-Through Rate:                The "PASS-THROUGH RATE" on each Class of Offered Certificates, Class B-3 Certificates and Class
                                  B-4 Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the related Net WAC Cap.

Formula Rate:                     The "FORMULA RATE" for the Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class
                                  B-2, Class B-3 and Class B-4 Certificates will be equal to the lesser of (i) One Month LIBOR plus the margin for such Class and (ii) 14.00%.

                                  The "FORMULA RATE" for the Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class
                                  M-1, Class M-2, Class M-3 and Class M-4 Certificates will be the applicable fixed rate set at pricing of each such Class.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
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                                                                 4
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
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
Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Adjusted Net Mortgage Rate:       The "ADJUSTED NET MORTGAGE RATE" for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee rate and (ii) the Trustee Fee rate.

Net WAC Cap:                      The "NET WAC CAP" with respect to each Distribution Date is a rate equal to:

                                  a) with respect to the Class AF-1 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as of the first day of the collection period for such Distribution
                                  Date, calculated on an actual/360 basis (the "ADJUSTABLE CLASS AF CAP").

                                  b) with respect to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6
                                  Certificates, the weighted average Adjusted Net Mortgage Rate of the Group I Mortgage Loans as
                                  of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis (the "FIXED CLASS AF CAP").

                                  c) with respect to the Class AV-1A and Class AV-1B Certificates, the weighted average Adjusted
                                  Net Mortgage Rate of the Group II-A Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.

                                  d) with respect to the Class AV-2 Certificates, the weighted average Adjusted Net Mortgage Rate of the Group II-B Mortgage Loans as of the first day of the collection period for such
                                  Distribution Date, calculated on an actual/360 basis.

                                  e) with respect to the Class M-1, Class M-2, Class M-3 and Class M-4 Certificates, the lesser of
                                  (i) the Fixed Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the
                                  Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on a 30/360 basis.

                                  f) with respect to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, the lesser of
                                  (i) the Adjustable Class AF Cap, or (ii) the weighted average Adjusted Net Mortgage Rate of the
                                  Mortgage Loans as of the first day of the collection period for such Distribution Date, calculated on an actual/360 basis.


Net WAC Cap Carryover Amount:     If on any Distribution Date the Pass-Through Rate for the Class AF-1, Class AV-1A, Class AV-1B,
                                  Class AV-2, Class B-1, Class B-2, Class B-3 or Class B-4 Certificates is limited by the related
                                  Net WAC Cap, the "NET WAC CAP CARRYOVER AMOUNT" for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula
                                  Rate over (b) the amount of interest actually accrued on such Class based on the related Net WAC
                                  Cap and (ii) the unpaid portion of any related Net WAC Cap Carryover Amount from the prior
                                  Distribution Date together with accrued interest thereon at the related Formula Rate. Any Net
                                  WAC Cap Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Credit Enhancement:               Consists of the following:
                                  1. Excess Cashflow
                                  2. Overcollateralization Amount and
                                  3. Subordination

Excess Cashflow:                  The "EXCESS CASHFLOW" for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under "Priority of Distributions."

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 5
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
Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
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
Overcollateralization Amount:     The "OVERCOLLATERALIZATION AMOUNT" (or "O/C") is equal to the excess of (i) the sum of the aggregate principal balance of the Mortgage Loans and the Pre-Funded Amount for such date over
                                  (ii) the aggregate principal balance of the Offered Certificates, Class B-3 Certificates and
                                  Class B-4 Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately zero. On each Distribution Date, Excess Cashflow, if any, will be used to build
                                  O/C until the Targeted Overcollateralization Amount is reached.

Targeted Overcollateralization    Prior to the Stepdown Date, the "TARGETED OVERCOLLATERALIZATION AMOUNT" is equal to the sum of
Amount:                           (a) approximately 2.70% of the sum of (i) the aggregate principal balance of the Initial
                                  Mortgage Loans as of the Cut-off Date and (ii) the Original Pre-Funded Amount and (b) the
                                  Aggregate Class B Early Distribution Amount.

                                  On or after the Stepdown Date, the Targeted Overcollateralization Amount is the lesser of (a)
                                  the amount described in the preceding paragraph and (b) the greater of (i) the excess of (x)
                                  approximately 13.00% of the sum of (A) the aggregate principal balance of the Mortgage Loans for the related Distribution Date and (B) Pre-Funded Amount for such Distribution Date over (y) the excess of (I) the aggregate principal balance of the Class B-1, Class B-2, Class B-3 and Class
                                  B-4 Certificates as of the Closing Date over (II) the aggregate of distributions made in respect of principal to the Class B-1, Class B-2, Class B-3 and Class B-4 Certificates on all prior
                                  Distribution Dates and (ii) approximately 0.50% the sum off the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date and the Original Pre-Funded Amount. However,
                                  if a Trigger Event has occurred on the related Distribution Date, the Targeted
                                  Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the previous Distribution Date.

Stepdown Date:                    The earlier to occur of

                                  1. the Distribution Date on which the aggregate principal balance of the Class A Certificates has been reduced to zero; and

                                  2. the later to occur of
                                     a. the Distribution Date occurring in [February 2008] and
                                     b. the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to 44.10%.

Aggregate Class B Early           As of any Distribution Date, the aggregate sum of all amounts paid to the Class B-1, Class B-2,
Distribution Amount:              Class B-3 and Class B-4 Certificates on prior Distribution Dates from Excess Cashflow pursuant to clauses 5), 6), 7) and 8) of "Priority of Distributions".

Senior Enhancement Percentage:    The "SENIOR ENHANCEMENT PERCENTAGE" for a Distribution Date is equal to (a) the sum of the aggregate principal balance of the Subordinate Certificates and the Overcollateralization Amount
                                  divided by (b) the sum of the aggregate principal balance of the Mortgage Loans and the
                                  Pre-Funded Amount.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 6

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                  -----------------------------------------------------------------------------
Expected Credit Support                     Initial Credit Support              Expected Credit Support
Percentages:                                  On Closing Date                  On or After Stepdown Date
                                  ------------------------------------------------------------------------------
                                   CLASS                     PERCENT             CLASS                PERCENT
                                  Class A                     19.35%            Class A                 44.10%
                                  Class M-1                   12.30%            Class M-1               30.00%
                                  Class M-2                    6.80%            Class M-2               19.00%
                                  Class M-3                    5.25%            Class M-3               15.90%
                                  Class M-4                    3.80%            Class M-4               13.00%
                                  Class B-1                    2.80%            Class B-1               11.00%
                                  Class B-2                    2.00%            Class B-2                9.40%
                                  Class B-3                    1.00%            Class B-3                7.40%
                                  Class B-4                    0.00%            Class B-4                5.40%
                                  -----------------------------------------------------------------------------

Trigger Event:                    A "TRIGGER EVENT" is in effect on any Distribution Date on or after the Stepdown Date, if either
                                  (i) the six month rolling average 60+ delinquency percentage equals or exceeds [37.00]% of the current Senior Enhancement Percentage or (ii) cumulative realized losses as a percentage of the sum of (a) the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date
                                  (b) and the Original Pre-Funded Amount, for the related Distribution Date are greater than:

                                  -------------------------------------------------------------------------------------------------
                                  Distribution Date Occurring In                         Percentage
                                  -------------------------------------------------------------------------------------------------
                                  February 2008-January 2009         [2.50]% (or [3.50]% if the principal balances for the Class
                                                                      B-1, Class B-2, Class B-3 and Class B-4 Certificates have
                                                                      been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.50]% (or 1/12th of [2.25]%
                                                                      if the principal balances for the Class B-1, Class B-2,
                                                                      Class B-3 and Class B-4 Certificates have been reduced to
                                                                      zero and no part of that reduction was due to the
                                                                      application of Realized Losses) for each month thereafter
                                  -------------------------------------------------------------------------------------------------
                                  February 2009- January 2010         [4.00]% (or [5.75]% if the principal balances for the Class
                                                                      B-1, Class B-2, Class B-3 and Class B-4 Certificates have
                                                                      been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.25]% (or 1/12th of [1.75]%
                                                                      if the principal balances for the Class B-1, Class B-2,
                                                                      Class B-3 and Class B-4 Certificates have been reduced to
                                                                      zero and no part of that reduction was due to the
                                                                      application of Realized Losses) for each month thereafter
                                  -------------------------------------------------------------------------------------------------
                                  February 2010- January 2011         [5.25]% (or [7.50]% if the principal balances for the Class
                                                                      B-1, Class B-2, Class B-3 and Class B-4 Certificates have
                                                                      been reduced to zero and no part of that reduction was due to the application of Realized Losses) for the first month plus an additional 1/12th of [1.00]% (or 1/12th of [1.25]%
                                                                      if the principal balances for the Class B-1, Class B-2,
                                                                      Class B-3 and Class B-4 Certificates have been reduced to
                                                                      zero and no part of that reduction was due to the
                                                                      application of Realized Losses) for each month thereafter
                                  -------------------------------------------------------------------------------------------------
                                  February 2011 and thereafter        [6.25]% (or [8.75]% if the principal balances for the Class
                                                                      B-1, Class B-2, Class B-3 and Class B-4 Certificates have
                                                                      been reduced to zero and no part of that reduction was due to the application of Realized Losses).
                                  -------------------------------------------------------------------------------------------------

Group II-A Trigger Event:         A "Group II-A Trigger Event" is in effect on any Distribution Date, if (x) cumulative realized losses as a percentage of the sum of (a) the aggregate principal balance of the Initial Mortgage
                                  Loans as of the Cut-off Date (b) and the Original Pre-Funded Amount, for the related
                                  Distribution Date are greater than [2.50]% (or [3.50]% if the principal balances for the Class
                                  B-1, Class B-2, Class B-3 and Class B-4 Certificates have been reduced to zero and no part of that reduction was due to the application of Realized Losses) on any Distribution Date prior to
                                  [February 2008] or (y) a Trigger Event is in effect on any Distribution Date on or after
                                  [February 2008].

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 7

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Realized Losses:                  If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance of such Mortgage Loan. The amount of such insufficiency is a
                                  "Realized Loss." Realized Losses on the Mortgage Loans will, in effect, be absorbed first by the
                                  Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of the Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class B-4 Certificates, then to the Class B-3
                                  Certificates, then to the Class B-2 Certificates, then to the Class B-1 Certificates, then to the Class M-4 Certificates, then to the Class M-3 Certificates, then to the Class M-2
                                  Certificates and then to the Class M-1 Certificates and then, in the case of any remaining
                                  Realized Losses on the Group II-A Mortgage Loans, to the Class AV-1B Certificates. Realized
                                  Losses will not be allocated to any of the Class A Certificates (except for the Class AV-1B
                                  Certificates to the limited extent described above).

Priority of Distributions:        Available funds from the Mortgage Loans will be distributed as follows:

                                  1)  Interest funds, as follows: first, trustee fees, servicing fees, certain indemnities and other reimbursable amounts from the related loan group, second, monthly and unpaid interest to the Senior Certificates pro rata, generally from interest collected from the related loan group (and to the extent remaining unpaid, from excess interest from the other loan group), third, monthly interest to the Class M-1 Certificates, fourth, monthly interest to the Class
                                      M-2 Certificates, fifth, monthly interest to the Class M-3 Certificates, sixth, monthly interest to the Class M-4 Certificates, seventh, monthly interest to the Class B-1
                                      Certificates, eighth, monthly interest to the Class B-2 Certificates, ninth, monthly interest to the Class B-3 Certificates and tenth, monthly interest to the Class B-4
                                      Certificates.

                                  2)  Principal funds, as follows: monthly principal to the Senior Certificates as described under
                                      "Principal Paydown", based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan group), as described under "Principal Paydown", then monthly principal to the Class M-1 Certificates as described under "Principal Paydown", then monthly principal to the Class M-2 Certificates as described under "Principal Paydown", then monthly principal to the Class M-3 Certificates as described under "Principal Paydown", then monthly principal to the Class M-4 Certificates as described under "Principal Paydown", then monthly principal to the Class B-1 Certificates as described under "Principal Paydown", then monthly principal to the Class B-2 Certificates as described under "Principal Paydown", then monthly principal to the Class B-3 Certificates as described under "Principal Paydown", and lastly, monthly principal to the Class B-4 Certificates as described under "Principal Paydown."

                                  3)  Excess Cashflow as follows in the following order:

                                      a.  any remaining unpaid interest to the Senior Certificates pro rata.

                                      b.  as principal to the Offered Certificates, Class B-3 Certificates and Class B-4
                                          Certificates to build or maintain O/C as described under "Principal Paydown".

                                      c.  any unpaid applied Realized Loss amount to the Class AV-1B Certificates.

                                      d.  any previously unpaid interest to the Class M-1 Certificates.

                                      e.  any unpaid applied Realized Loss amount to the Class M-1 Certificates.

                                      f.  any previously unpaid interest to the Class M-2 Certificates.

                                      g.  any unpaid applied Realized Loss amount to the Class M-2 Certificates.

                                      h.  any previously unpaid interest to the Class M-3 Certificates.

                                      i.  any unpaid applied Realized Loss amount to the Class M-3 Certificates.

                                      j.  any previously unpaid interest to the Class M-4 Certificates.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 8

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                      k.  any unpaid applied Realized Loss amount to the Class M-4 Certificates.

                                      l.  any previously unpaid interest to the Class B-1 Certificates.

                                      m.  any unpaid applied Realized Loss amount to the Class B-1 Certificates.

                                      n.  any previously unpaid interest to the Class B-2 Certificates.

                                      o.  any unpaid applied Realized Loss amount to the Class B-2 Certificates.

                                      p.  any previously unpaid interest to the Class B-3 Certificates.

                                      q.  any unpaid applied Realized Loss amount to the Class B-3 Certificates.

                                      r.  any previously unpaid interest to the Class B-4 Certificates.

                                      s.  any unpaid applied Realized Loss amount to the Class B-4 Certificates.

                                  4)  Any remaining Excess Cashflow to pay any unpaid Net WAC Cap Carryover Amount payable to the
                                      Class AF-1, Class AV-1A, Class AV-1B, Class AV-2, Class B-1, Class B-2, Class B-3 and Class
                                      B-4 Certificates, pro rata.

                                  5)  Any remaining Excess Cashflow to the Class B-4 as principal until its principal balance has been reduced to zero.

                                  6)  Any remaining Excess Cashflow to the Class B-3 as principal until its principal balance has been reduced to zero.

                                  7)  Any remaining Excess Cashflow to the Class B-2 as principal until its principal balance has been reduced to zero.

                                  8)  Any remaining Excess Cashflow to the Class B-1 as principal until its principal balance has been reduced to zero.

                                  9)  Any remaining Excess Cashflow to the non-offered certificates (other than the Class B-3 and
                                      Class B-4 Certificates) as described in the pooling agreement.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 9

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Principal Paydown:                1)  Prior to the Stepdown Date or if a Trigger Event is in effect, principal will be paid to the
                                      Senior Certificates generally pro rata based on the principal collected from the related loan group (and to the extent remaining unpaid, from excess principal from the other loan groups). After the Senior Certificates have been retired, principal will be applied sequentially in the following order of priority: i) the Class M-1 Certificates, ii) the
                                      Class M-2 Certificates, iii) the Class M-3 Certificates, iv) the Class M-4 Certificates, v)
                                      the Class B-1 Certificates, vi) the Class B-2 Certificates, vii) the Class B-3 Certificates,
                                      and then, viii) the Class B-4 Certificates.

                                  2)  On or after the Stepdown Date and if a Trigger Event is not in effect, all the Offered
                                      Certificates, the Class B-3 and Class B-4 Certificates will be entitled to receive payments of principal in the following order of priority: first to the Senior Certificates, generally pro rata, based on the principal collected from the related loan groups (and to the extent remaining unpaid, from excess principal from the other loan groups), such that the Senior
                                      Certificates will have at least 44.10% credit enhancement, second to the Class M-1
                                      Certificates such that the Class M-1 Certificates will have at least 30.00% credit enhancement, third to the Class M-2 Certificates such that the Class M-2 Certificates will have at least 19.00% credit enhancement, fourth to the Class M-3 Certificates such that the
                                      Class M-3 Certificates will have at least 15.90% credit enhancement, fifth to the Class M-4
                                      Certificates such that the Class M-4 Certificates will have at least 13.00% credit enhancement, sixth to the Class B-1 Certificates such that the Class B-1 Certificates will have at least 11.00% credit enhancement, seventh to the Class B-2 Certificates such that the
                                      Class B-2 Certificates will have at least 9.40% credit enhancement, eighth to the Class B-3
                                      Certificates such that the Class B-3 Certificates will have at least 7.40% credit enhancement and ninth to the Class B-4 Certificates such that the Class B-4 Certificates will have at least 5.40% credit enhancement (subject, in each case, to any overcollateralization floors).

Class AV-1 Principal              The related share of principal allocable to the Class AV-1 Certificates will be distributed as
Distribution:                     follows:

                                  x)  If a Group II-A Trigger Event is not in effect:
                                      To the Class AV-1A and Class AV-1B Certificates, pro-rata, based on current principal balances until their principal balances are paid to zero

                                  y)  If a Group II-A Trigger Event is in effect:
                                            1)  First, to the Class AV-1A Certificates until its principal balance is reduced to zero, and
                                            2)  Second, to the Class AV-1B Certificates until its principal balance is reduced to zero.


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 10

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Class AF Principal                Principal allocated to the Class AF Certificates will be distributed in the following order of
Distribution:                     priority:

                                      1.

                                             a.   To the Class AF-6 Certificates, the Lockout Percentage of their pro-rata share of principal allocated to the Class AF Certificates until month 108 as described below until its principal balance is reduced to zero.

                                                  ------------------------------------------------------
                                                            Month                 Lockout Percentage
                                                  ------------------------------------------------------
                                                           1 - 36                         0%
                                                  ------------------------------------------------------
                                                          37 - 60                        45%
                                                  ------------------------------------------------------
                                                          61 - 72                        80%
                                                  ------------------------------------------------------
                                                          73 - 84                       100%
                                                  ------------------------------------------------------
                                                          85 - 108                      300%
                                                  ------------------------------------------------------

                                             b.   To the Class AF-6 Certificates, 100% of the principal allocated to the Class AF
                                                  Certificates in or after month 109 until its principal balance is reduced to zero.

                                      2.  Sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class
                                          AF-6 Certificates until their respective principal balances are reduced to zero.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 11

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Class AV-1A Yield                 On the Closing Date, the Trustee will enter into a yield maintenance agreement with a
Maintenance Agreement:            counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1A Certificates (the "CLASS
                                  AV-1A YIELD MAINTENANCE AGREEMENT"). The notional balance and strike rate of the Class AV-1A
                                  Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The
                                  Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10%) exceeds the Cap Strike. The Class AV-1A Yield Maintenance Agreement will terminate after the Distribution Date in [ ]. Any payments received from the Class AV-1A Yield
                                  Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1A
                                  Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                  -------------------------------------------------------------------------
                                              Class AV-1A Yield Maintenance Agreement Schedule
                                    Period         Notional ($)        Cap Strike (%)     Cap Ceiling (%)
                                  -------------------------------------------------------------------------
                                       1          152,800,000.00           6.742%             10.000%
                                       2          149,374,536.90           6.742%             10.000%
                                       3          146,043,795.08           6.089%             10.000%
                                       4          141,829,420.42           6.292%             10.000%
                                       5          137,736,830.90           6.089%             10.000%
                                       6          133,762,030.99           6.292%             10.000%
                                       7          129,901,198.20           6.089%             10.000%
                                       8          126,150,587.58           6.089%             10.000%
                                       9          122,502,140.93           6.292%             10.000%
                                      10          118,953,000.93           6.089%             10.000%
                                      11          115,499,268.21           6.292%             10.000%
                                      12          112,138,303.86           6.089%             10.000%
                                      13          108,867,554.23           6.089%             10.000%
                                      14          105,684,535.70           6.742%             10.000%
                                      15          102,586,832.85           6.089%             10.000%
                                      16           99,572,096.52           6.292%             10.000%
                                      17           96,638,042.02           6.089%             10.000%
                                      18           93,782,447.41           6.292%             10.000%
                                      19           91,003,151.71           6.089%             10.000%
                                      20           88,298,053.32           6.089%             10.000%
                                      21           85,665,108.30           6.292%             10.000%
                                      22           83,102,328.87           6.089%             10.000%
                                      23           80,607,781.86           6.384%             10.000%
                                      24           78,180,841.78           8.022%             10.000%
                                      25           75,839,498.39           8.045%             10.000%
                                      26           73,561,166.37           9.437%             10.000%
                                      27           71,350,710.27           8.524%             10.000%
                                      28           69,201,119.35           8.809%             10.000%
                                      29           67,110,741.59           8.559%             10.000%
                                      30           65,078,207.29           9.637%             10.000%
                                      31           63,106,519.19           9.336%             10.000%
                                      32           61,189,052.98           9.535%             10.000%
                                      33           59,325,260.85           9.853%             10.000%
                                      34           57,512,482.26           9.536%             10.000%
                                  -------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 12

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Class AV-1B Yield                 On the Closing Date, the Trustee will enter into a yield maintenance agreement with a
Maintenance Agreement:            counterparty (the "COUNTERPARTY") for the benefit of the Class AV-1B Certificates (the "CLASS
                                  AV-1B YIELD MAINTENANCE AGREEMENT"). The notional balance and strike rate of the Class AV-1B
                                  Yield Maintenance Agreement on each Distribution Date is set forth in the table below. The
                                  Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10%) exceeds the Cap Strike. The Class AV-1B Yield Maintenance Agreement will terminate after the Distribution Date in [ ]. Any payments received from the Class AV-1B Yield
                                  Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-1B
                                  Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                  -------------------------------------------------------------------------
                                              Class AV-1B Yield Maintenance Agreement Schedule
                                    Period         Notional ($)        Cap Strike (%)     Cap Ceiling (%)
                                  -------------------------------------------------------------------------
                                       1           38,200,000.00           6.742%             10.000%
                                       2           37,343,634.22           6.742%             10.000%
                                       3           36,510,948.77           6.089%             10.000%
                                       4           35,457,355.11           6.292%             10.000%
                                       5           34,434,207.72           6.089%             10.000%
                                       6           33,440,507.75           6.292%             10.000%
                                       7           32,475,299.55           6.089%             10.000%
                                       8           31,537,646.89           6.089%             10.000%
                                       9           30,625,535.23           6.292%             10.000%
                                      10           29,738,250.23           6.089%             10.000%
                                      11           28,874,817.05           6.292%             10.000%
                                      12           28,034,575.97           6.089%             10.000%
                                      13           27,216,888.56           6.089%             10.000%
                                      14           26,421,133.93           6.742%             10.000%
                                      15           25,646,708.21           6.089%             10.000%
                                      16           24,893,024.13           6.292%             10.000%
                                      17           24,159,510.51           6.089%             10.000%
                                      18           23,445,611.85           6.292%             10.000%
                                      19           22,750,787.93           6.089%             10.000%
                                      20           22,074,513.33           6.089%             10.000%
                                      21           21,416,277.07           6.292%             10.000%
                                      22           20,775,582.22           6.089%             10.000%
                                      23           20,151,945.47           6.384%             10.000%
                                      24           19,545,210.44           8.022%             10.000%
                                      25           18,959,874.60           8.045%             10.000%
                                      26           18,390,291.59           9.437%             10.000%
                                      27           17,837,677.57           8.524%             10.000%
                                      28           17,300,279.84           8.809%             10.000%
                                      29           16,777,685.40           8.559%             10.000%
                                      30           16,269,551.82           9.637%             10.000%
                                      31           15,776,629.80           9.336%             10.000%
                                      32           15,297,263.25           9.535%             10.000%
                                      33           14,831,315.21           9.853%             10.000%
                                      34           14,378,120.56           9.536%             10.000%
                                  -------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 13

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Class AV-2 Yield                  On the Closing Date, the Trustee will enter into a yield maintenance agreement with a
Maintenance Agreement:            counterparty (the "COUNTERPARTY") for the benefit of the Class AV-2 Certificates (the "CLASS
                                  AV-2 YIELD MAINTENANCE AGREEMENT"). The notional balance and strike rate of the Class AV-2 Yield
                                  Maintenance Agreement on each Distribution Date is set forth in the table below. The
                                  Counterparty will be obligated to make monthly payments to the Trustee when one-month LIBOR (up to a maximum of 10%) exceeds the Cap Strike. The Class AV-2 Yield Maintenance Agreement will terminate after the Distribution Date in [ ]. Any payments received from the Class AV-2 Yield
                                  Maintenance Agreement will be deposited in the Reserve Fund for the benefit of the Class AV-2
                                  Certificates to pay any related unpaid Net WAC Cap Carryover Amounts to the extent not covered by Available Funds.

                                  -------------------------------------------------------------------------
                                              Class AV-2 Yield Maintenance Agreement Schedule
                                    Period         Notional ($)        Cap Strike (%)     Cap Ceiling (%)
                                  -------------------------------------------------------------------------
                                       1           45,000,000.00           6.597%         10.000%
                                       2           44,318,190.97           6.597%         10.000%
                                       3           43,664,241.97           5.958%         10.000%
                                       4           42,423,494.65           6.157%         10.000%
                                       5           41,218,628.03           5.958%         10.000%
                                       6           40,048,464.37           6.157%         10.000%
                                       7           38,911,876.93           5.958%         10.000%
                                       8           37,807,761.89           5.958%         10.000%
                                       9           36,733,745.74           6.157%         10.000%
                                      10           35,688,986.13           5.958%         10.000%
                                      11           34,672,334.00           6.157%         10.000%
                                      12           33,683,011.42           5.958%         10.000%
                                      13           32,720,265.55           5.958%         10.000%
                                      14           31,783,364.25           6.597%         10.000%
                                      15           30,871,595.49           5.958%         10.000%
                                      16           29,984,266.76           6.157%         10.000%
                                      17           29,120,704.60           5.958%         10.000%
                                      18           28,280,254.03           6.157%         10.000%
                                      19           27,462,278.09           5.958%         10.000%
                                      20           26,666,157.28           5.958%         10.000%
                                      21           25,891,289.15           6.157%         10.000%
                                      22           25,137,087.80           5.958%         10.000%
                                      23           24,402,983.43           6.385%         10.000%
                                      24           23,689,247.55           7.961%         10.000%
                                      25           23,000,657.56           8.018%         10.000%
                                      26           22,330,716.40           9.390%         10.000%
                                      27           21,680,728.36           8.482%         10.000%
                                      28           21,048,639.70           8.764%         10.000%
                                      29           20,433,964.55           8.556%         10.000%
                                      30           19,836,382.97           9.663%         10.000%
                                      31           19,256,797.13           9.371%         10.000%
                                      32           18,693,167.74           9.577%         10.000%
                                      33           18,145,338.74           9.897%         10.000%
                                      34           17,612,500.64           9.578%         10.000%
                                  -------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 14

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
                                                    Class AV-1A Net WAC Cap
                                                                         Class
                               Class AV-1A                               AV-1A                              Class AV-1A
                  Class AV-1A   Effective               Class AV-1A    Effective             Class AV-1A   Effective Net
                    Net WAC      Net WAC                  Net WAC       Net WAC                Net WAC          WAC
        Period     Cap(1)(3)   Cap(1)(2)(3)   Period     Cap(1)(3)    Cap(1)(2)(3)  Period    Cap(1)(3)     Cap(1)(2)(3)
     ----------------------------------------------------------------------------------------------------------------------
           1         6.742%      10.000%        36        10.646%       10.646%       71       12.694%        12.694%
           2         6.742%      10.000%        37        10.735%       10.735%       72       12.299%        12.299%
           3         6.089%      10.000%        38        11.689%       11.689%       73       12.315%        12.315%
           4         6.292%      10.000%        39        10.935%       10.935%       74       13.639%        13.639%
           5         6.089%      10.000%        40        11.300%       11.300%       75       12.323%        12.323%
           6         6.292%      10.000%        41        11.066%       11.066%       76       12.734%        12.734%
           7         6.089%      10.000%        42        12.031%       12.031%       77       12.323%        12.323%
           8         6.089%      10.000%        43        11.677%       11.677%       78       12.734%        12.734%
           9         6.292%      10.000%        44        11.827%       11.827%       79       12.323%        12.323%
          10         6.089%      10.000%        45        12.221%       12.221%       80       12.323%        12.323%
          11         6.292%      10.000%        46        11.827%       11.827%       81       12.734%        12.734%
          12         6.089%      10.000%        47        12.330%       12.330%       82       12.323%        12.323%
          13         6.089%      10.000%        48        11.940%       11.940%       83       12.734%        12.734%
          14         6.742%      10.000%        49        11.967%       11.967%       84       12.323%        12.323%
          15         6.089%      10.000%        50        13.252%       13.252%       85       12.323%        12.323%
          16         6.292%      10.000%        51        11.969%       11.969%       86       13.173%        13.173%
          17         6.089%      10.000%        52        12.369%       12.369%       87       12.323%        12.323%
          18         6.292%      10.000%        53        12.073%       12.073%       88       12.734%        12.734%
          19         6.089%      10.000%        54        12.476%       12.476%       89       12.323%        12.323%
          20         6.089%      10.000%        55        12.101%       12.101%       90       12.734%        12.734%
          21         6.292%      10.000%        56        12.101%       12.101%       91       12.323%        12.323%
          22         6.089%      10.000%        57        12.504%       12.504%       92       12.323%        12.323%
          23         6.384%      10.000%        58        12.101%       12.101%       93       12.734%        12.734%
          24         8.022%      10.000%        59        12.542%       12.542%       94       12.323%        12.323%
          25         8.045%      10.000%        60        12.167%       12.167%       95       12.734%        12.734%
          26         9.437%      10.000%        61        12.208%       12.208%       96       12.323%        12.323%
          27         8.524%      10.000%        62        13.525%       13.525%       97       12.323%        12.323%
          28         8.809%      10.000%        63        12.224%       12.224%       98       13.644%        13.644%
          29         8.559%      10.000%        64        12.632%       12.632%       99       12.323%        12.323%
          30         9.637%      10.000%        65        12.241%       12.241%      100       12.734%        12.734%
          31         9.336%      10.000%        66        12.664%       12.664%      101       12.323%        12.323%
          32         9.535%      10.000%        67        12.277%       12.277%      102       12.734%        12.734%
          33         9.853%      10.000%        68        12.280%       12.280%      103       12.323%        12.323%
          34         9.536%      10.000%        69        12.694%       12.694%      104       12.323%        12.323%
          35        10.208%      10.672%        70        12.285%       12.285%      105       12.734%        12.734%
     ----------------------------------------------------------------------------------------------------------------------
     (1) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
     (2) Assumes payments are received from the related yield maintenance agreement.
     (3) Assumes the Pricing Prepayment Speed to call.


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 15

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
     ----------------------------------------------------------------------------------------------------------------------
                                                    Class AV-1B Net WAC Cap
                                                                         Class
                               Class AV-1B                               AV-1B                              Class AV-1B
                  Class AV-1B   Effective               Class AV-1B    Effective             Class AV-1B   Effective Net
                    Net WAC      Net WAC                  Net WAC       Net WAC                Net WAC          WAC
        Period     Cap(1)(3)   Cap(1)(2)(3)   Period     Cap(1)(3)    Cap(1)(2)(3)  Period    Cap(1)(3)     Cap(1)(2)(3)
     ----------------------------------------------------------------------------------------------------------------------
           1         6.742%      10.000%        36        10.646%       10.646%       71       12.694%        12.694%
           2         6.742%      10.000%        37        10.735%       10.735%       72       12.299%        12.299%
           3         6.089%      10.000%        38        11.689%       11.689%       73       12.315%        12.315%
           4         6.292%      10.000%        39        10.935%       10.935%       74       13.639%        13.639%
           5         6.089%      10.000%        40        11.300%       11.300%       75       12.323%        12.323%
           6         6.292%      10.000%        41        11.066%       11.066%       76       12.734%        12.734%
           7         6.089%      10.000%        42        12.031%       12.031%       77       12.323%        12.323%
           8         6.089%      10.000%        43        11.677%       11.677%       78       12.734%        12.734%
           9         6.292%      10.000%        44        11.827%       11.827%       79       12.323%        12.323%
          10         6.089%      10.000%        45        12.221%       12.221%       80       12.323%        12.323%
          11         6.292%      10.000%        46        11.827%       11.827%       81       12.734%        12.734%
          12         6.089%      10.000%        47        12.330%       12.330%       82       12.323%        12.323%
          13         6.089%      10.000%        48        11.940%       11.940%       83       12.734%        12.734%
          14         6.742%      10.000%        49        11.967%       11.967%       84       12.323%        12.323%
          15         6.089%      10.000%        50        13.252%       13.252%       85       12.323%        12.323%
          16         6.292%      10.000%        51        11.969%       11.969%       86       13.173%        13.173%
          17         6.089%      10.000%        52        12.369%       12.369%       87       12.323%        12.323%
          18         6.292%      10.000%        53        12.073%       12.073%       88       12.734%        12.734%
          19         6.089%      10.000%        54        12.476%       12.476%       89       12.323%        12.323%
          20         6.089%      10.000%        55        12.101%       12.101%       90       12.734%        12.734%
          21         6.292%      10.000%        56        12.101%       12.101%       91       12.323%        12.323%
          22         6.089%      10.000%        57        12.504%       12.504%       92       12.323%        12.323%
          23         6.384%      10.000%        58        12.101%       12.101%       93       12.734%        12.734%
          24         8.022%      10.000%        59        12.542%       12.542%       94       12.323%        12.323%
          25         8.045%      10.000%        60        12.167%       12.167%       95       12.734%        12.734%
          26         9.437%      10.000%        61        12.208%       12.208%       96       12.323%        12.323%
          27         8.524%      10.000%        62        13.525%       13.525%       97       12.323%        12.323%
          28         8.809%      10.000%        63        12.224%       12.224%       98       13.644%        13.644%
          29         8.559%      10.000%        64        12.632%       12.632%       99       12.323%        12.323%
          30         9.637%      10.000%        65        12.241%       12.241%      100       12.734%        12.734%
          31         9.336%      10.000%        66        12.664%       12.664%      101       12.323%        12.323%
          32         9.535%      10.000%        67        12.277%       12.277%      102       12.734%        12.734%
          33         9.853%      10.000%        68        12.280%       12.280%      103       12.323%        12.323%
          34         9.536%      10.000%        69        12.694%       12.694%      104       12.323%        12.323%
          35        10.208%      10.208%        70        12.285%       12.285%      105       12.734%        12.734%
     ----------------------------------------------------------------------------------------------------------------------
     (4) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
     (5) Assumes payments are received from the related yield maintenance agreement.
     (6) Assumes the Pricing Prepayment Speed to call.



                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 16

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
      ----------------------------------------------------------------------------------------------------------------------
                                                     Class AV-2 Net WAC Cap
                                 Class AV-2                            Class AV-2                             Class AV-2
                    Class AV-2   Effective                Class AV-2    Effective              Class AV-2   Effective Net
                     Net WAC      Net WAC                  Net WAC       Net WAC                Net WAC          WAC
         Period     Cap(1)(3)   Cap(1)(2)(3)   Period     Cap(1)(3)    Cap(1)(2)(3)  Period    Cap(1)(3)     Cap(1)(2)(3)
      ----------------------------------------------------------------------------------------------------------------------
            1         6.597%      10.000%        36        10.706%       10.706%       71       12.416%        12.416%
            2         6.597%      10.000%        37        10.780%       10.780%       72       12.036%        12.036%
            3         5.958%      10.000%        38        11.757%       11.757%       73       12.036%        12.036%
            4         6.157%      10.000%        39        10.999%       10.999%       74       13.332%        13.332%
            5         5.958%      10.000%        40        11.366%       11.366%       75       12.042%        12.042%
            6         6.157%      10.000%        41        11.143%       11.143%       76       12.443%        12.443%
            7         5.958%      10.000%        42        11.928%       11.928%       77       12.042%        12.042%
            8         5.958%      10.000%        43        11.581%       11.581%       78       12.443%        12.443%
            9         6.157%      10.000%        44        11.684%       11.684%       79       12.042%        12.042%
           10         5.958%      10.000%        45        12.074%       12.074%       80       12.042%        12.042%
           11         6.157%      10.000%        46        11.685%       11.685%       81       12.443%        12.443%
           12         5.958%      10.000%        47        12.147%       12.147%       82       12.042%        12.042%
           13         5.958%      10.000%        48        11.771%       11.771%       83       12.443%        12.443%
           14         6.597%      10.000%        49        11.789%       11.789%       84       12.042%        12.042%
           15         5.958%      10.000%        50        13.057%       13.057%       85       12.042%        12.042%
           16         6.157%      10.000%        51        11.793%       11.793%       86       12.872%        12.872%
           17         5.958%      10.000%        52        12.186%       12.186%       87       12.042%        12.042%
           18         6.157%      10.000%        53        11.864%       11.864%       88       12.443%        12.443%
           19         5.958%      10.000%        54        12.275%       12.275%       89       12.042%        12.042%
           20         5.958%      10.000%        55        11.897%       11.897%       90       12.443%        12.443%
           21         6.157%      10.000%        56        11.901%       11.901%       91       12.042%        12.042%
           22         5.958%      10.000%        57        12.298%       12.298%       92       12.042%        12.042%
           23         6.385%      10.000%        58        11.901%       11.901%       93       12.443%        12.443%
           24         7.961%      10.000%        59        12.318%       12.318%       94       12.042%        12.042%
           25         8.018%      10.000%        60        11.971%       11.971%       95       12.443%        12.443%
           26         9.390%      10.000%        61        11.975%       11.975%       96       12.042%        12.042%
           27         8.482%      10.000%        62        13.273%       13.273%       97       12.042%        12.042%
           28         8.764%      10.000%        63        11.989%       11.989%       98       13.332%        13.332%
           29         8.556%      10.000%        64        12.388%       12.388%       99       12.042%        12.042%
           30         9.663%      10.000%        65        11.989%       11.989%      100       12.443%        12.443%
           31         9.371%      10.000%        66        12.410%       12.410%      101       12.042%        12.042%
           32         9.577%      10.000%        67        12.010%       12.010%      102       12.443%        12.443%
           33         9.897%      10.000%        68        12.015%       12.015%      103       12.042%        12.042%
           34         9.578%      10.000%        69        12.416%       12.416%      104       12.042%        12.042%
           35        10.192%      10.192%        70        12.015%       12.015%      105       12.443%        12.443%
      ----------------------------------------------------------------------------------------------------------------------
      (7) Assumes that 6-month LIBOR and 1-month LIBOR are both equal to 20.00%.
      (8) Assumes payments are received from the related yield maintenance agreement.
      (9) Assumes the Pricing Prepayment Speed to call.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 17

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
    -----------------------------------------------------------------------------------------------------------------------------
                                                        EXCESS SPREAD (1)(2)
                               FWD 6                                             FWD 1        FWD 6
                 FWD 1 Month   Month         STATIC      FORWARD                 Month        Month       STATIC       FORWARD
      Period       LIBOR %      LIBOR %    LIBOR (%)    LIBOR (%)    Period     LIBOR %      LIBOR %     LIBOR (%)    LIBOR (%)
    -----------------------------------------------------------------------------------------------------------------------------
         1          2.4425       2.8600      2.2279      2.2279        54       4.8023       4.8019       3.5040       3.2592
         2          2.6216       3.0042      2.2064      2.0754        55       4.8263       4.8218       3.4768       3.1897
         3          2.7970       3.1196      2.8906      2.6630        56       4.8493       4.8589       3.4788       3.1798
         4          2.9161       3.2331      2.9408      2.6503        57       4.8704       4.8885       3.5108       3.2210
         5          3.0621       3.3458      2.8745      2.4921        58       4.8926       4.9234       3.4834       3.1481
         6          3.2002       3.4268      2.9198      2.4718        59       4.9138       4.9597       3.5164       3.1970
         7          3.3041       3.5003      2.8517      2.3408        60       4.9367       4.9925       3.4955       3.1623
         8          3.3306       3.5531      2.8376      2.3207        61       4.8113       5.0271       3.5055       3.2070
         9          3.4796       3.6064      2.8758      2.3003        62       4.8256       5.0476       3.6045       3.3809
        10          3.5376       3.6522      2.8073      2.1981        63       4.8426       5.0666       3.5151       3.1899
        11          3.5693       3.6871      2.8423      2.2438        64       4.8593       5.0852       3.5505       3.2355
        12          3.6813       3.7331      2.7750      2.1178        65       4.8756       5.1053       3.5219       3.1645
        13          3.5885       3.7788      2.7582      2.1623        66       4.8905       5.1220       3.5584       3.2367
        14          3.6487       3.8387      2.8842      2.3159        67       4.9063       5.1423       3.5304       3.1629
        15          3.7106       3.8996      2.7276      2.0991        68       4.9218       5.1390       3.5345       3.1519
        16          3.7729       3.9651      2.7625      2.1293        69       4.9376       5.1347       3.5730       3.2020
        17          3.8320       4.0224      2.7072      2.0423        70       4.9530       5.1302       3.5436       3.1205
        18          3.8934       4.0827      2.7386      2.0744        71       4.9655       5.1246       3.5831       3.1732
        19          3.9541       4.1451      2.6855      1.9961        72       4.9806       5.1185       3.5534       3.0898
        20          4.0145       4.1544      2.6741      1.9775        73       5.0619       5.1102       3.5587       3.0483
        21          4.0742       4.1603      2.6999      2.0158        74       5.0747       5.1226       3.6723       3.2453
        22          4.1296       4.1612      2.6505      1.9480        75       5.0911       5.1364       3.5698       3.0140
        23          4.1895       4.1577      2.7064      2.0246        76       5.1048       5.1501       3.6127       3.0702
        24          4.2204       4.1507      3.1706      2.5818        77       5.1183       5.1624       3.5819       2.9805
        25          4.0087       4.1378      3.1840      2.6667        78       5.1329       5.1741       3.6263       3.0467
        26          4.0409       4.1714      3.4139      2.9621        79       5.1464       5.1877       3.5955       2.9545
        27          4.0741       4.2063      3.3248      2.8101        80       5.1590       5.1988       3.6060       2.9430
        28          4.1072       4.2389      3.3564      2.8514        81       5.1722       5.2096       3.6564       3.0077
        29          4.1418       4.2710      3.3270      2.8087        82       5.1856       5.2221       3.6281       2.9129
        30          4.1746       4.3048      3.3573      3.0339        83       5.1967       5.2323       3.6805       2.9830
        31          4.2049       4.3363      3.3319      2.9856        84       5.2092       5.2436       3.6518       2.8958
        32          4.2378       4.3540      3.3365      3.0322        85       5.1374       5.2547       3.6643       2.9214
        33          4.2691       4.3715      3.3681      3.0796        86       5.1472       5.2646       3.7579       3.0759
        34          4.2993       4.3866      3.3442      3.0291        87       5.1581       5.2764       3.6831       2.8882
        35          4.3303       4.4011      3.4567      3.1692        88       5.1679       5.2853       3.7384       2.9597
        36          4.3578       4.4162      3.4367      3.1443        89       5.1793       5.2950       3.7077       2.8573
        37          4.2932       4.4278      3.4620      3.1971        90       5.1882       5.3052       3.7669       2.9425
        38          4.3173       4.4538      3.4997      3.3295        91       5.1974       5.3149       3.7372       2.8378
        39          4.3411       4.4808      3.4695      3.2698        92       5.2074       5.3480       3.7536       2.8265
        40          4.3641       4.5038      3.5127      3.3432        93       5.2158       5.3823       3.8181       2.9089
        41          4.3882       4.5301      3.4874      3.3339        94       5.2247       5.4135       3.7890       2.7998
        42          4.4114       4.5535      3.5104      3.3892        95       5.2334       5.4473       3.8566       2.8900
        43          4.4361       4.5769      3.4805      3.3339        96       5.2469       5.4840       3.8275       2.7994
        44          4.4595       4.6000      3.4770      3.3236        97       5.4044       5.5159       3.8477       2.7017
        45          4.4803       4.6190      3.5007      3.3543        98       5.4121       5.5254       4.0048       3.0145
        46          4.5034       4.6394      3.4702      3.2891        99       5.4225       5.5361       3.8503       2.6848
        47          4.5250       4.6614      3.4944      3.3364       100       5.4307       5.5439       3.8981       2.7804
        48          4.5461       4.6797      3.4675      3.2971       101       5.4407       5.5530       3.8448       2.6655
        49          4.6840       4.6989      3.4683      3.2503       102       5.4488       5.5615       3.8927       2.7718
        50          4.7071       4.7218      3.5537      3.3962       103       5.4575       5.5695       3.8394       2.6546
        51          4.7316       4.7422      3.4705      3.2255       104       5.4659       5.5640       3.8367       2.6451
        52          4.7574       4.7618      3.5004      3.2625       105       5.4736       5.5565       3.8846       2.7419
        53          4.7816       4.7829      3.4733      3.1983
         1          2.4425       2.8600      2.2279      2.2279        54       4.8023       4.8019       3.5040       3.2592
         2          2.6216       3.0042      2.2064      2.0754        55       4.8263       4.8218       3.4768       3.1897
    -----------------------------------------------------------------------------------------------------------------------------
    (1) Assumes the Pricing Prepayment Speed to call.
    (2) Calculated as (a) interest collections on the Mortgage Loans (net of the servicing and trustee fees), less the aggregate amount of interest due on the Offered Certificates, Class B-3 and Class B-4 Certificates divided by (b) the aggregate principal balance of the Mortgage Loans as of the beginning of the period.

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 18

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------------------------
                                                               Breakeven Losses
      ---------------------------------------------------------------------------------------------------------------------
                                                                Static LIBOR                        Forward LIBOR
                                                      ---------------------------------    --------------------------------
                                                                          Cumulative                          Cumulative
        Class       Moody's        S&P       Fitch      Break CDR(1)      Losses(2)          Break CDR(1)      Losses(2)
      ---------------------------------------------------------------------------------------------------------------------
         M-1          Aa2          AA         AA           20.68            18.94%              19.32           18.18%
         M-2           A2           A          A           12.99            13.99%              12.10           13.31%
         M-3           A3          A-         A-           11.26            12.63%              10.42           11.94%
         M-4          Baa1        BBB+       BBB+           9.85            11.44%               8.94           10.63%
         B-1          Baa2         BBB        BBB           9.04            10.71%               7.95            9.69%
         B-2          Baa3        BBB-       BBB-           8.33            10.05%               7.21            8.96%
      ---------------------------------------------------------------------------------------------------------------------
      (1) The "Break CDR" is the highest CDR a Class can withstand before losing a single dollar of principal
      (2) As a percentage of the Cut-Off Date balance of the Mortgage Loans

      ASSUMPTIONS:
      40% Loss Severity
      12 Month Lag
      Triggers Set to Fail
      Run to maturity
      Defaults are in addition to prepays
      Prepays according to Pricing Speed
      Principal and interest advanced on all defaulted loans



                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 19

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
           ---------------------------------------------------------------------------------------------------------------
                                                                 Bond Summary - To Call
           ---------------------------------------------------------------------------------------------------------------
           CLASS AF-1
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                                1.72          1.25           1.00           0.84            0.73
           Modified Duration (yrs)                  1.67          1.22           0.98           0.83            0.72
           Principal Window (mths)                 1 - 43        1 - 30         1 - 23         1 - 19          1 - 16

           CLASS AF-2
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                                4.15          2.86           2.19           1.78            1.50
           Modified Duration (yrs)                  3.75          2.65           2.06           1.69            1.43
           Principal Window (mths)                43 - 57       30 - 39        23 - 30         19 - 24        16 - 20

           CLASS AF-3
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                                5.92          4.04           2.99           2.31            1.93
           Modified Duration (yrs)                  5.12          3.63           2.75           2.16            1.82
           Principal Window (mths)                57 - 94       39 - 62        30 - 47         24 - 32        20 - 27

           CLASS AF-4
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                               10.15          6.86           4.98           3.48            2.47
           Modified Duration (yrs)                  7.85          5.70           4.33           3.13            2.28
           Principal Window (mths)                94 - 150      62 - 108       47 - 78         32 - 59        27 - 33

           CLASS AF-5
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                               13.33          9.67           7.34           5.58            2.85
           Modified Duration (yrs)                  9.29          7.36           5.91           4.70            2.58
           Principal Window (mths)               150 - 171     108 - 125       78 - 97         59 - 80        33 - 35

           CLASS AF-6
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                                6.79          6.21           5.80           5.50            4.57
           Modified Duration (yrs)                  5.64          5.24           4.95           4.74            4.00
           Principal Window (mths)                37 - 111      37 - 109       40 - 95         48 - 80        35 - 68

           CLASS AV-1A
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                                6.23          4.28           3.16           2.40            1.83
           Modified Duration (yrs)                  5.38          3.85           2.92           2.26            1.75
           Principal Window (mths)                1 - 193       1 - 139        1 - 105         1 - 83          1 - 68

           CLASS AV-1B
           PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
           WAL (yrs)                                6.23          4.28           3.16           2.40            1.83
           Modified Duration (yrs)                  5.37          3.84           2.91           2.25            1.75
           Principal Window (mths)                1 - 193       1 - 139        1 - 105         1 - 83          1 - 68
           ---------------------------------------------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 20

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
          ---------------------------------------------------------------------------------------------------------------
                                                      Bond Summary - To Call
          ---------------------------------------------------------------------------------------------------------------
          CLASS AV-2
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                                6.24          4.28           3.16           2.40            1.84
          Modified Duration (yrs)                  5.38          3.85           2.92           2.26            1.75
          Principal Window (mths)                1 - 193       1 - 139        1 - 105         1 - 83          1 - 68

          CLASS M-1
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                               10.85          7.60           5.75           4.87            4.70
          Modified Duration (yrs)                  7.81          5.95           4.74           4.15            4.04
          Principal Window (mths)                64 - 193      44 - 139       38 - 105        42 - 83        47 - 68

          CLASS M-2
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                               10.85          7.60           5.74           4.75            4.28
          Modified Duration (yrs)                  7.69          5.88           4.69           4.01            3.69
          Principal Window (mths)                64 - 193      44 - 139       37 - 105        39 - 83        42 - 68

          CLASS M-3
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                               10.85          7.60           5.73           4.70            4.15
          Modified Duration (yrs)                  7.69          5.88           4.68           3.97            3.59
          Principal Window (mths)                64 - 193      44 - 139       37 - 105        39 - 83        41 - 68

          CLASS M-4
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                               10.85          7.60           5.73           4.69            4.11
          Modified Duration (yrs)                  7.69          5.88           4.69           3.97            3.55
          Principal Window (mths)                64 - 193      44 - 139       37 - 105        38 - 83        40 - 68

          CLASS B-1
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                                2.36          2.60           2.92           3.08            3.12
          Modified Duration (yrs)                  2.24          2.46           2.75           2.89            2.93
          Principal Window (mths)                26 - 31       29 - 34        32 - 37         37 - 37        37 - 38

          CLASS B-2
          PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
          WAL (yrs)                                2.04          2.20           2.43           2.76            3.05
          Modified Duration (yrs)                  1.94          2.08           2.28           2.59            2.84
          Principal Window (mths)                23 - 26       24 - 29        27 - 32         30 - 37        35 - 37

          ---------------------------------------------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 21

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
                                                         Bond Summary - To Maturity
     ---------------------------------------------------------------------------------------------------------------
     CLASS AF-1
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                1.72          1.25           1.00           0.84            0.73
     Modified Duration (yrs)                  1.67          1.22           0.98           0.83            0.72
     Principal Window (mths)                 1 - 43        1 - 30         1 - 23         1 - 19          1 - 16

     CLASS AF-2
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                4.15          2.86           2.19           1.78            1.50
     Modified Duration (yrs)                  3.75          2.65           2.06           1.69            1.43
     Principal Window (mths)                43 - 57       30 - 39        23 - 30         19 - 24        16 - 20

     CLASS AF-3
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                5.92          4.04           2.99           2.31            1.93
     Modified Duration (yrs)                  5.12          3.63           2.75           2.16            1.82
     Principal Window (mths)                57 - 94       39 - 62        30 - 47         24 - 32        20 - 27

     CLASS AF-4
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                               10.15          6.86           4.98           3.48            2.47
     Modified Duration (yrs)                  7.85          5.70           4.33           3.13            2.28
     Principal Window (mths)                94 - 150      62 - 108       47 - 78         32 - 59        27 - 33

     CLASS AF-5
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                               13.33          9.67           7.34           5.58            2.85
     Modified Duration (yrs)                  9.29          7.36           5.91           4.70            2.58
     Principal Window (mths)               150 - 171     108 - 125       78 - 97         59 - 80        33 - 35

     CLASS AF-6
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                6.79          6.21           5.80           5.50            4.57
     Modified Duration (yrs)                  5.64          5.24           4.95           4.74            4.01
     Principal Window (mths)                37 - 111      37 - 109       40 - 95         48 - 80        35 - 69

     CLASS AV-1A
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                6.94          4.89           3.66           2.81            2.17
     Modified Duration (yrs)                  5.80          4.26           3.29           2.58            2.03
     Principal Window (mths)                1 - 336       1 - 288        1 - 233         1 - 189        1 - 158

     CLASS AV-1B
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                6.94          4.89           3.66           2.81            2.17
     Modified Duration (yrs)                  5.78          4.25           3.28           2.58            2.02
     Principal Window (mths)                1 - 336       1 - 288        1 - 233         1 - 189        1 - 158

     ---------------------------------------------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 22

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
     ---------------------------------------------------------------------------------------------------------------
                                                         Bond Summary - To Maturity
     ---------------------------------------------------------------------------------------------------------------
     CLASS AV-2
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                6.95          4.90           3.67           2.82            2.18
     Modified Duration (yrs)                  5.80          4.26           3.29           2.59            2.03
     Principal Window (mths)                1 - 336       1 - 288        1 - 233         1 - 189        1 - 158

     CLASS M-1
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                               11.76          8.38           6.39           5.39            5.13
     Modified Duration (yrs)                  8.14          6.31           5.09           4.47            4.33
     Principal Window (mths)                64 - 315      44 - 253       38 - 199       42 - 162        47 - 133

     CLASS M-2
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                               11.71          8.32           6.33           5.23            4.68
     Modified Duration (yrs)                  7.98          6.20           5.01           4.31            3.95
     Principal Window (mths)                64 - 300      44 - 234       37 - 183       39 - 148        42 - 122

     CLASS M-3
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                               11.64          8.25           6.27           5.13            4.51
     Modified Duration (yrs)                  7.97          6.18           4.98           4.24            3.83
     Principal Window (mths)                64 - 279      44 - 211       37 - 164       39 - 131        41 - 108

     CLASS M-4
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                               11.59          8.20           6.22           5.09            4.44
     Modified Duration (yrs)                  7.95          6.16           4.96           4.22            3.77
     Principal Window (mths)                64 - 269      44 - 202       37 - 157       38 - 125        40 - 103

     CLASS B-1
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                2.36          2.60           2.92           3.08            3.12
     Modified Duration (yrs)                  2.24          2.46           2.75           2.89            2.93
     Principal Window (mths)                26 - 31       29 - 34        32 - 37         37 - 37        37 - 38

     CLASS B-2
     PREPAY SPEED                            50 PPC        75 PPC        100 PPC         125 PPC        150 PPC
     WAL (yrs)                                2.04          2.20           2.43           2.76            3.05
     Modified Duration (yrs)                  1.94          2.08           2.28           2.59            2.84
     Principal Window (mths)                23 - 26       24 - 29        27 - 32         30 - 37        35 - 37
     ---------------------------------------------------------------------------------------------------------------


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 23

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
Information with respect to the Initial Mortgage Loans expected to be included in the mortgage pool is set forth below. Prior to the Closing Date mortgage loans may be removed from the mortgage pool and other loans may be substituted therefore. The Depositor believes that the information set forth herein with respect to the mortgage pool as presently constituted is representative of the characteristics of each loan group as they will be constituted at the Closing Date, although some characteristics of the mortgage loans in the mortgage pool may vary.


                                              AGGREGATE INITIAL MORTGAGE LOAN STATISTICS

                                                       AS OF THE CUT-OFF DATE


                                                                                                MINIMUM             MAXIMUM
                                                                                                -------             -------
         Scheduled Principal Balance                              $501,823,558.80            $20,142.01         $748,951.41
         Average Scheduled Principal Balance                          $146,732.03
         Number of Initial Mortgage Loans                                   3,420

         Weighted Average Gross Coupon                                     7.072%                4.300%             12.990%
         Weighted Average FICO Score                                          641                   526                 813
         Weighted Average Combined Original LTV                            85.29%                15.24%             100.00%

         Weighted Average Original Term                                348 months             60 months          360 months
         Weighted Average Stated Remaining Term                        345 months             57 months          359 months
         Weighted Average Seasoning                                      3 months               1 month           21 months

         Weighted Average Gross Margin                                     6.449%                2.250%             13.490%
         Weighted Average Minimum Interest Rate                            6.793%                3.250%              9.880%
         Weighted Average Maximum Interest Rate                           13.198%               10.300%             17.990%
         Weighted Average Initial Rate Cap                                 3.000%                3.000%              3.000%
         Weighted Average Subsequent Rate Cap                              1.230%                1.000%              3.000%
         Weighted Average Months to Roll                                25 months             14 months           60 months

         Maturity Date                                               Oct. 1, 2009          Dec. 1, 2034
         Maximum Zip Code Concentration                                     0.32%11412


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 24

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                            # OF           PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE                  LOANS             BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                      269        9,783,825.78      1.95        9.102           237        88.28          637
 50,000.01 - 100,000.00                      912       71,323,624.46     14.21        7.589           329        85.30          636
100,000.01 - 150,000.00                      990      122,843,017.36     24.48        7.059           347        86.59          642
150,000.01 - 200,000.00                      533       91,806,055.83     18.29        6.993           349        86.30          640
200,000.01 - 250,000.00                      316       70,547,754.81     14.06        6.880           353        85.44          641
250,000.01 - 300,000.00                      176       48,213,629.28      9.61        6.829           355        83.84          644
300,000.01 - 350,000.00                       92       29,790,681.53      5.94        6.904           353        84.69          645
350,000.01 - 400,000.00                       63       23,616,370.45      4.71        6.704           357        82.73          641
400,000.01 - 450,000.00                       30       12,796,515.41      2.55        6.671           347        85.48          651
450,000.01 - 500,000.00                       21       10,098,338.31      2.01        6.765           357        79.99          656
500,000.01 - 550,000.00                        7        3,666,629.13      0.73        7.019           358        88.02          618
550,000.01 - 600,000.00                        2        1,123,249.22      0.22        6.603           357        76.67          635
600,000.01 - 650,000.00                        3        1,882,388.95      0.38        7.170           356        84.39          609
650,000.01 - 700,000.00                        3        2,090,241.21      0.42        6.921           358        73.01          602
700,000.01 - 750,000.00                        3        2,241,237.07      0.45        7.126           274        55.80          665
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,420      501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                            # OF           PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT GROSS RATE                         LOANS             BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 4.000 -  4.499                                2          431,626.87      0.09        4.351           357        80.15          615
 4.500 -  4.999                               10        2,150,830.16      0.43        4.929           357        81.42          658
 5.000 -  5.499                               36        7,339,268.39      1.46        5.345           351        78.42          666
 5.500 -  5.999                              188       34,474,167.69      6.87        5.814           353        80.41          656
 6.000 -  6.499                              263       45,392,242.74      9.05        6.238           354        83.13          653
 6.500 -  6.999                            1,107      192,157,688.63     38.29        6.789           350        84.87          648
 7.000 -  7.499                              576       86,352,216.79     17.21        7.249           348        85.95          636
 7.500 -  7.999                              617       83,600,325.90     16.66        7.733           347        88.24          625
 8.000 -  8.499                              220       24,465,304.50      4.88        8.221           332        86.61          626
 8.500 -  8.999                              175       14,512,807.29      2.89        8.722           316        87.31          607
 9.000 -  9.499                               51        2,986,190.07      0.60        9.259           275        88.24          625
 9.500 -  9.999                               96        4,394,215.14      0.88        9.776           225        89.04          633
10.000 - 10.499                               30        1,342,426.01      0.27       10.238           229        89.12          628
10.500 - 10.999                               35        1,650,663.80      0.33       10.744           202        91.46          637
11.000 - 11.499                                8          307,774.26      0.06       11.259           181        98.13          641
11.500 - 11.999                                4          178,678.75      0.04       11.909           175        97.26          624
12.000 - 12.499                                1           22,192.36      0.00       12.000           174        94.00          661
12.500 - 12.999                                1           64,939.45      0.01       12.990           176        49.63          571
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                     3,420      501,823,558.80    100.00        7.072           345        85.29          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 25

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
FICO                                         LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                       85     12,165,503.70      2.42        7.610           343        75.43          537
550 - 574                                      189     28,083,312.01      5.60        7.458           348        81.23          564
575 - 599                                      369     54,962,322.63     10.95        7.191           350        82.45          588
600 - 624                                      603     83,595,956.09     16.66        7.175           342        84.13          612
625 - 649                                      822    114,174,696.86     22.75        7.125           344        86.51          636
650 - 674                                      628     92,717,345.81     18.48        6.986           344        86.65          660
675 - 699                                      413     68,484,600.69     13.65        6.810           349        88.23          686
700+                                           311     47,639,821.01      9.49        6.804           345        85.73          733
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
COMBINED ORIGINAL LTV                        LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                                   48      7,539,360.20      1.50        7.079           316        40.84          651
50.00 - 54.99                                   21      2,420,761.88      0.48        7.118           331        51.50          654
55.00 - 59.99                                   39      5,443,600.02      1.08        7.006           325        57.72          630
60.00 - 64.99                                   49      7,869,760.79      1.57        7.168           344        62.43          632
65.00 - 69.99                                   89     14,670,057.58      2.92        6.859           342        67.67          625
70.00 - 74.99                                  142     24,030,897.33      4.79        6.909           340        72.31          623
75.00 - 79.99                                  293     46,622,591.16      9.29        6.916           350        77.31          643
80.00                                          603     86,425,242.59     17.22        6.737           351        80.00          635
80.01 - 84.99                                  167     24,575,604.75      4.90        7.012           345        83.00          631
85.00 - 89.99                                  451     72,281,846.89     14.40        7.075           347        86.74          632
90.00 - 94.99                                  590     92,855,848.26     18.50        7.112           349        90.95          637
95.00 - 99.99                                  296     40,998,782.13      8.17        7.385           341        96.36          656
100.00+                                        632     76,089,205.22     15.16        7.434           339       100.00          664
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 60                                              1        138,327.31      0.03        7.990            57        89.99          671
120                                             14      2,235,191.37      0.45        7.881           113        67.09          649
180                                            318     21,152,963.63      4.22        8.234           177        86.58          642
240                                            145     13,963,965.87      2.78        7.564           237        86.22          638
300                                              8      1,125,666.19      0.22        7.166           298        94.13          636
360                                          2,934    463,207,444.43     92.30        7.000           357        85.27          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 26

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  1 -  60                                        1        138,327.31      0.03        7.990            57        89.99          671
 61 - 120                                       14      2,235,191.37      0.45        7.881           113        67.09          649
121 - 180                                      318     21,152,963.63      4.22        8.234           177        86.58          642
181 - 240                                      145     13,963,965.87      2.78        7.564           237        86.22          638
241 - 300                                        8      1,125,666.19      0.22        7.166           298        94.13          636
301 - 360                                    2,934    463,207,444.43     92.30        7.000           357        85.27          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
FRM/ARM                                      LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                          1,120    189,970,385.77     37.86        6.786           358        84.95          641
Fixed Rate                                   2,300    311,853,173.03     62.14        7.246           338        85.50          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
PRODUCT                                      LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                       959    160,373,801.67     31.96        6.809           358        85.18          640
ARM 3/27                                       138     24,736,134.81      4.93        6.619           357        84.11          644
ARM 5/25                                        23      4,860,449.29      0.97        6.895           358        81.64          651
Balloon 5 yr                                     1        138,327.31      0.03        7.990            57        89.99          671
Balloon 10 yr                                    3      1,191,136.85      0.24        8.151           110        56.95          670
Balloon 15 yr                                  215     10,438,929.13      2.08        9.154           176        92.60          648
Fixed 10 yr                                     11      1,044,054.52      0.21        7.573           117        78.65          625
Fixed 15 yr                                    103     10,714,034.50      2.14        7.338           177        80.72          637
Fixed 20 yr                                    145     13,963,965.87      2.78        7.564           237        86.22          638
Fixed 25 yr                                      8      1,125,666.19      0.22        7.166           298        94.13          636
Fixed 30 yr                                  1,814    273,237,058.66     54.45        7.148           357        85.49          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 0                                             611     85,248,302.50     16.99        7.242           348        85.71          641
 6                                              10      1,154,468.60      0.23        7.088           358        92.22          655
12                                             187     28,904,556.42      5.76        7.209           337        82.72          653
24                                             566     92,358,438.83     18.40        6.843           353        85.18          643
30                                              14      2,771,897.67      0.55        6.988           355        87.11          637
36                                           1,143    161,806,211.46     32.24        7.071           345        85.42          641
48                                              12      1,821,141.12      0.36        7.086           347        87.51          658
60                                             877    127,758,542.20     25.46        7.095           340        85.38          636
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 27

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
LIEN                                         LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                   3,120    487,167,436.12     97.08        7.004           350        85.07          641
Second Lien                                    300     14,656,122.68      2.92        9.328           196        92.49          647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc                                        128     22,145,085.28      4.41        7.234           351        87.80          632
Full Doc                                     2,714    380,455,839.14     75.81        7.072           344        86.69          636
Lite Doc                                        13      2,261,755.33      0.45        7.848           348        79.62          613
SI                                             565     96,960,879.05     19.32        7.018           348        79.37          663
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641


                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                            2,479    371,510,404.40     74.03        7.073           345        85.30          637
Purchase                                       597     82,725,513.79     16.48        7.048           347        84.68          659
Rate/Term Refinance                            344     47,587,640.61      9.48        7.102           338        86.28          639
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
PROPERTY TYPE                                LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
5-Unit                                           2        303,514.51      0.06        7.171           254        55.23          663
6-Unit                                          11      3,598,101.02      0.72        7.394           278        68.73          689
7-Unit                                           1        100,854.96      0.02        8.250           357        75.00          661
8-Unit                                           2        551,227.29      0.11        6.825           359        78.85          698
Condominium                                     94     12,384,884.11      2.47        7.198           340        85.98          658
Duplex                                         152     29,950,158.34      5.97        7.110           350        79.71          646
Quadruplex                                       7      1,042,227.82      0.21        7.692           356        79.10          671
Row Home                                        12        896,396.59      0.18        7.185           358        83.86          641
Single Family Detached                       3,105    447,908,290.84     89.26        7.060           345        85.86          639
Townhouse                                       20      2,822,453.61      0.56        7.066           341        85.01          626
Triplex                                         14      2,265,449.71      0.45        7.290           357        78.59          679
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 28

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
OCCUPANCY STATUS                             LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                             190     28,140,445.30      5.61        7.482           342        73.84          665
Owner-Occupied                               3,202    468,739,528.20     93.41        7.047           345        85.98          639
Second Home                                     28      4,943,585.30      0.99        7.063           354        85.12          660
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641



                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 29

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
STATE                                        LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                         50      5,379,085.32      1.07        7.290           334        89.62          647
Arizona                                         81     11,633,893.45      2.32        6.692           355        87.21          647
California                                     167     34,171,832.39      6.81        6.984           335        80.37          643
Colorado                                        21      2,744,730.50      0.55        6.792           348        83.36          639
Connecticut                                     63     10,364,332.46      2.07        7.350           347        81.86          645
Delaware                                        32      4,264,846.48      0.85        7.172           333        85.17          635
Florida                                        200     26,964,899.76      5.37        7.039           350        85.50          646
Georgia                                        125     17,599,604.08      3.51        7.187           343        88.67          645
Idaho                                            8      1,066,492.40      0.21        7.207           358        77.51          657
Illinois                                       115     17,196,784.62      3.43        7.266           348        85.91          628
Indiana                                         95     10,529,326.15      2.10        7.127           341        90.00          644
Iowa                                            23      2,249,769.46      0.45        7.361           326        88.53          648
Kansas                                          73      7,324,351.32      1.46        7.180           331        88.41          644
Kentucky                                        55      6,951,058.95      1.39        6.813           354        85.91          646
Maine                                           11      2,204,436.86      0.44        6.901           357        80.67          620
Maryland                                       164     27,648,656.19      5.51        7.069           342        83.85          625
Massachusetts                                   48      9,419,053.02      1.88        6.855           342        78.58          658
Michigan                                       307     39,855,591.65      7.94        6.903           355        86.54          642
Minnesota                                       62     11,264,338.19      2.24        6.994           356        84.69          657
Missouri                                       132     15,575,777.26      3.10        7.053           342        88.46          643
Montana                                          4        454,006.55      0.09        7.886           357        78.33          617
Nebraska                                        14      1,495,897.78      0.30        7.498           334        88.07          645
Nevada                                          51      9,860,620.58      1.96        6.668           355        80.39          643
New Hampshire                                   12      1,730,390.43      0.34        7.236           335        81.95          620
New Jersey                                      94     20,262,928.75      4.04        6.965           348        84.56          637
New Mexico                                      20      2,620,966.96      0.52        6.665           353        89.31          645
New York                                       167     36,550,206.79      7.28        6.954           342        79.85          638
North Carolina                                 185     25,228,458.70      5.03        7.359           348        87.74          642
North Dakota                                     4        402,396.33      0.08        8.613           357        82.88          648
Ohio                                           246     28,395,528.35      5.66        7.157           348        89.16          638
Oklahoma                                        17      1,549,495.50      0.31        7.383           317        87.93          642
Oregon                                          16      2,361,331.49      0.47        6.646           348        83.88          631
Pennsylvania                                   183     22,879,795.56      4.56        7.298           341        86.64          636
Rhode Island                                    38      8,084,492.17      1.61        7.216           315        78.66          653
South Carolina                                  78      9,754,257.60      1.94        7.431           341        88.37          624
South Dakota                                    25      2,845,050.62      0.57        7.874           356        88.30          609
Tennessee                                      104     12,413,649.70      2.47        7.051           346        87.14          644
Texas                                            8        879,056.54      0.18        7.954           357        86.00          620
Utah                                            18      1,859,885.09      0.37        7.139           331        88.88          643
Virginia                                       152     26,109,149.03      5.20        6.957           347        85.50          642
Washington                                      30      4,391,605.74      0.88        7.227           329        88.60          660
Wisconsin                                      119     17,040,451.50      3.40        7.023           353        88.51          651
Wyoming                                          3        245,076.53      0.05        7.486           357        74.06          643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       3,420    501,823,558.80    100.00        7.072           345        85.29          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 30

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
GROSS MARGIN                                 LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 2.000 -  2.499                                  1        190,506.90      0.10        7.350           358        90.00          587
 3.500 -  3.999                                  1        131,237.53      0.07        6.000           358        93.93          612
 4.000 -  4.499                                  1        295,201.10      0.16        4.380           357        80.00          579
 4.500 -  4.999                                 11      2,718,324.75      1.43        5.850           357        82.47          652
 5.000 -  5.499                                 42      8,051,683.80      4.24        5.579           358        82.18          662
 5.500 -  5.999                                167     28,953,436.07     15.24        6.096           358        80.79          653
 6.000 -  6.499                                163     27,397,676.88     14.42        6.402           358        86.13          653
 6.500 -  6.999                                569     96,341,940.28     50.71        7.033           358        85.96          636
 7.000 -  7.499                                 61      8,734,960.34      4.60        7.454           357        87.07          632
 7.500 -  7.999                                 70     12,293,733.31      6.47        7.415           358        83.80          623
 8.000 -  8.499                                 23      3,387,859.66      1.78        7.935           357        89.08          616
 8.500 -  8.999                                  7        779,377.15      0.41        8.463           357        88.61          604
 9.000 -  9.499                                  3        574,893.65      0.30        8.421           357        81.29          640
13.000 - 13.499                                  1        119,554.35      0.06        6.490           357        80.00          602
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,120    189,970,385.77    100.00        6.786           358        84.95          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
MINIMUM INTEREST RATE                        LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                    1        108,093.93      0.06        6.250           358        95.00          660
4.000 - 4.499                                    2        431,626.87      0.23        4.355           357        80.15          615
4.500 - 4.999                                   11      2,468,780.05      1.30        5.187           357        81.88          657
5.000 - 5.499                                   29      6,092,878.71      3.21        5.363           358        81.04          665
5.500 - 5.999                                  145     27,319,036.30     14.38        5.829           358        80.54          654
6.000 - 6.499                                  212     35,493,213.54     18.68        6.257           358        84.15          650
6.500 - 6.999                                  242     46,306,402.05     24.38        6.777           358        85.76          645
7.000 - 7.499                                  157     24,774,645.87     13.04        7.207           358        86.68          640
7.500 - 7.999                                  195     33,791,098.33     17.79        7.593           358        87.53          624
8.000 - 8.499                                   80      8,644,329.03      4.55        8.201           357        87.54          618
8.500 - 8.999                                   36      3,647,286.23      1.92        8.708           358        83.64          594
9.000+                                          10        892,994.86      0.47        9.272           357        79.99          570
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,120    189,970,385.77    100.00        6.786           358        84.95          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 31

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
MAXIMUM INTEREST RATE                        LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                                  3        615,831.45      0.32        4.542           357        78.61          628
10.500 - 10.999                                  9      1,692,394.49      0.89        5.010           357        81.05          672
11.000 - 11.499                                 15      3,174,983.43      1.67        5.303           358        81.45          660
11.500 - 11.999                                 61     14,474,647.43      7.62        5.829           358        82.55          656
12.000 - 12.499                                 86     15,594,901.00      8.21        6.098           357        84.35          650
12.500 - 12.999                                236     44,839,035.97     23.60        6.481           358        83.24          643
13.000 - 13.499                                264     41,959,928.19     22.09        6.685           358        85.72          646
13.500 - 13.999                                255     42,284,319.81     22.26        7.359           357        88.87          633
14.000 - 14.499                                101     13,454,383.98      7.08        7.774           357        84.65          635
14.500 - 14.999                                 60      7,221,986.46      3.80        8.308           357        81.72          606
15.000+                                         30      4,657,973.56      2.45        7.454           357        78.70          609
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,120    189,970,385.77    100.00        6.786           358        84.95          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                        1,120    189,970,385.77    100.00        6.786           358        84.95          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,120    189,970,385.77    100.00        6.786           358        84.95          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                          640    108,845,895.92     57.30        6.597           357        84.80          647
1.500                                          446     74,986,239.76     39.47        7.061           358        85.76          631
2.000                                           33      6,087,908.30      3.20        6.756           357        77.55          653
3.000                                            1         50,341.79      0.03        8.750           358        80.00          627
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,120    189,970,385.77    100.00        6.786           358        84.95          641

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 32

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                    INITIAL GROUP I MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE


                                                                                             MINIMUM             MAXIMUM
                                                                                             -------             -------
         Scheduled Principal Balance                              $311,853,173.03         $20,142.01         $748,951.41
         Average Scheduled Principal Balance                          $135,588.34
         Number of Initial Mortgage Loans                                   2,300

         Weighted Average Gross Coupon                                     7.246%             5.090%             12.990%
         Weighted Average FICO Score                                          641                526                 803
         Weighted Average Combined Original LTV                            85.50%             15.24%             100.00%

         Weighted Average Original Term                                340 months          60 months          360 months
         Weighted Average Stated Remaining Term                        338 months          57 months          359 months
         Weighted Average Seasoning                                      3 months            1 month           21 months

         Maturity Date                                                                  Oct. 1, 2009        Dec. 1, 2034
         Maximum Zip Code Concentration                                     0.40%  11757



                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                        245      8,734,475.05      2.80        9.209           223        89.49          641
 50,000.01 - 100,000.00                        674     52,530,765.83     16.84        7.704           319        85.68          639
100,000.01 - 150,000.00                        640     79,311,708.20     25.43        7.179           341        86.67          643
150,000.01 - 200,000.00                        338     58,085,039.16     18.63        7.143           344        86.37          640
200,000.01 - 250,000.00                        192     42,763,306.10     13.71        7.005           350        85.62          638
250,000.01 - 300,000.00                        101     27,730,193.67      8.89        6.962           353        83.01          641
300,000.01 - 350,000.00                         45     14,605,403.88      4.68        7.116           348        85.15          647
350,000.01 - 400,000.00                         32     12,017,465.23      3.85        6.876           357        82.27          637
400,000.01 - 450,000.00                         15      6,370,100.21      2.04        6.721           337        85.41          653
450,000.01 - 500,000.00                         10      4,760,510.74      1.53        7.052           357        84.96          646
500,000.01 - 550,000.00                          3      1,572,191.21      0.50        7.271           357        88.05          631
550,000.01 - 600,000.00                          1        572,259.69      0.18        6.750           357        75.00          645
600,000.01 - 650,000.00                          1        607,922.30      0.19        6.850           356        72.62          588
650,000.01 - 700,000.00                          1        694,340.57      0.22        6.250           358        69.47          633
700,000.01 - 750,000.00                          2      1,497,491.19      0.48        7.248           233        48.27          693
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 33

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT GROSS RATE                           LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 5.000 -  5.499                                  7      1,246,389.68      0.40        5.257           318        65.60          670
 5.500 -  5.999                                 42      5,951,116.36      1.91        5.776           333        78.56          666
 6.000 -  6.499                                 47      9,099,650.83      2.92        6.196           341        78.36          666
 6.500 -  6.999                                860    144,446,575.22     46.32        6.797           347        84.71          649
 7.000 -  7.499                                418     60,993,460.51     19.56        7.255           344        86.01          635
 7.500 -  7.999                                430     53,270,426.47     17.08        7.729           340        87.74          627
 8.000 -  8.499                                144     16,192,730.79      5.19        8.233           320        86.40          630
 8.500 -  8.999                                134     10,338,416.10      3.32        8.725           300        88.83          614
 9.000 -  9.499                                 47      2,612,878.15      0.84        9.273           263        89.20          633
 9.500 -  9.999                                 92      4,134,854.29      1.33        9.780           217        89.78          636
10.000 - 10.499                                 30      1,342,426.01      0.43       10.238           229        89.12          628
10.500 - 10.999                                 35      1,650,663.80      0.53       10.744           202        91.46          637
11.000 - 11.499                                  8        307,774.26      0.10       11.259           181        98.13          641
11.500 - 11.999                                  4        178,678.75      0.06       11.909           175        97.26          624
12.000 - 12.499                                  1         22,192.36      0.01       12.000           174        94.00          661
12.500 - 12.999                                  1         64,939.45      0.02       12.990           176        49.63          571
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
FICO                                         LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                       54      7,873,336.98      2.52        7.378           334        73.72          538
550 - 574                                      123     18,488,891.00      5.93        7.491           343        79.73          564
575 - 599                                      236     32,243,031.37     10.34        7.401           345        81.74          588
600 - 624                                      380     48,918,984.01     15.69        7.381           331        82.66          613
625 - 649                                      582     72,648,082.50     23.30        7.325           336        87.08          636
650 - 674                                      447     61,147,934.54     19.61        7.146           336        87.03          661
675 - 699                                      274     41,633,225.93     13.35        7.003           343        90.54          686
700+                                           204     28,899,686.70      9.27        7.014           336        86.95          732
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 34

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
COMBINED ORIGINAL LTV                        LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  0.01 - 49.99                                  37      5,741,592.41      1.84        7.253           302        41.95          640
 50.00 - 54.99                                  16      1,757,132.32      0.56        7.094           321        51.70          664
 55.00 - 59.99                                  27      3,290,642.80      1.06        7.064           304        57.68          626
 60.00 - 64.99                                  40      5,877,224.08      1.88        7.026           339        62.69          619
 65.00 - 69.99                                  71     10,443,503.08      3.35        6.889           336        67.66          622
 70.00 - 74.99                                  96     14,035,776.45      4.50        7.153           327        72.21          623
 75.00 - 79.99                                 192     29,294,386.11      9.39        7.100           346        77.19          633
 80.00                                         298     40,797,120.46     13.08        7.105           344        80.00          630
 80.01 - 84.99                                 124     18,214,521.55      5.84        7.067           341        82.96          630
 85.00 - 89.99                                 322     47,712,700.18     15.30        7.175           342        86.76          633
 90.00 - 94.99                                 389     55,830,436.98     17.90        7.277           343        91.04          639
 95.00 - 99.99                                 202     25,700,007.19      8.24        7.474           331        96.46          663
100.00                                         486     53,158,129.42     17.05        7.551           330       100.00          668
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 60                                              1        138,327.31      0.04        7.990            57        89.99          671
120                                             14      2,235,191.37      0.72        7.881           113        67.09          649
180                                            318     21,152,963.63      6.78        8.234           177        86.58          642
240                                            145     13,963,965.87      4.48        7.564           237        86.22          638
300                                              8      1,125,666.19      0.36        7.166           298        94.13          636
360                                          1,814    273,237,058.66     87.62        7.148           357        85.49          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  1 -  60                                        1        138,327.31      0.04        7.990            57        89.99          671
 61 - 120                                       14      2,235,191.37      0.72        7.881           113        67.09          649
121 - 180                                      318     21,152,963.63      6.78        8.234           177        86.58          642
181 - 240                                      145     13,963,965.87      4.48        7.564           237        86.22          638
241 - 300                                        8      1,125,666.19      0.36        7.166           298        94.13          636
301 - 360                                    1,814    273,237,058.66     87.62        7.148           357        85.49          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                        PCT BY     WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT      CURR      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      PRIN        GROSS     REMAINING     COMBINED      AVERAGE
FRM/ARM                                      LOANS           BALANCE       BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Fixed                                        2,300    311,853,173.03    100.00        7.246           338        85.50          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641


                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 35

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PRODUCT                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Balloon 5 yr                                     1        138,327.31      0.04        7.990            57        89.99          671
Balloon 10 yr                                    3      1,191,136.85      0.38        8.151           110        56.95          670
Balloon 15 yr                                  215     10,438,929.13      3.35        9.154           176        92.60          648
Fixed 10 yr                                     11      1,044,054.52      0.33        7.573           117        78.65          625
Fixed 15 yr                                    103     10,714,034.50      3.44        7.338           177        80.72          637
Fixed 20 yr                                    145     13,963,965.87      4.48        7.564           237        86.22          638
Fixed 25 yr                                      8      1,125,666.19      0.36        7.166           298        94.13          636
Fixed 30 yr                                  1,814    273,237,058.66     87.62        7.148           357        85.49          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 0                                             320     37,046,363.54     11.88        7.480           335        85.49          641
 6                                               8        902,960.22      0.29        7.358           358        95.63          660
12                                             140     18,077,390.07      5.80        7.466           325        83.88          653
24                                             112     13,921,516.69      4.46        7.631           325        88.76          648
30                                               7      1,204,870.80      0.39        7.323           353        91.58          659
36                                             852    115,684,302.24     37.10        7.248           340        85.45          643
48                                              12      1,821,141.12      0.58        7.086           347        87.51          658
60                                             849    123,194,628.35     39.50        7.099           339        85.26          637
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
LIEN                                         LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                   2,000    297,197,050.35     95.30        7.143           345        85.16          641
Second Lien                                    300     14,656,122.68      4.70        9.328           196        92.49          647
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc                                         56      8,591,571.77      2.76        7.251           340        87.08          645
Full Doc                                     1,894    248,653,196.04     79.73        7.236           337        86.78          637
Lite Doc                                         7        647,343.77      0.21        8.989           323        79.45          640
SI                                             343     53,961,061.45     17.30        7.270           340        79.43          658
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 36

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                            1,776    247,727,687.37     79.44        7.201           339        85.42          638
Purchase                                       272     31,288,743.69     10.03        7.578           331        85.62          665
Rate/Term Refinance                            252     32,836,741.97     10.53        7.267           330        85.99          641
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PROPERTY TYPE                                LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
5-Unit                                           1        132,457.72      0.04        7.875           119        41.44          656
6-Unit                                           3      1,256,922.24      0.40        8.195           129        61.22          674
Condominium                                     64      8,177,753.89      2.62        7.514           331        87.12          658
Duplex                                          98     17,870,277.21      5.73        7.253           345        78.49          646
Quadruplex                                       5        600,490.92      0.19        7.922           357        83.07          667
Row Home                                         4        133,066.69      0.04        8.376           357        73.19          642
Single Family Detached                       2,107    281,114,132.90     90.14        7.231           338        86.08          640
Townhouse                                       10      1,411,147.86      0.45        7.070           324        85.44          626
Triplex                                          8      1,156,923.60      0.37        7.434           357        76.14          661
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
OCCUPANCY STATUS                             LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                             102     14,163,835.70      4.54        7.637           327        71.33          659
Owner-Occupied                               2,190    296,336,113.26     95.02        7.228           338        86.17          640
Second Home                                      8      1,353,224.07      0.43        6.953           346        86.78          648
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 37

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
STATE                                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                         42      3,974,428.10      1.27        7.363           325        92.58          651
Arizona                                         41      5,447,079.50      1.75        6.868           351        88.11          650
California                                     115     19,594,314.18      6.28        7.316           318        81.32          642
Colorado                                        15      1,594,329.95      0.51        7.085           341        79.84          650
Connecticut                                     58      9,158,004.45      2.94        7.403           345        80.80          641
Delaware                                        23      3,149,866.64      1.01        7.259           324        85.49          636
Florida                                        149     18,772,613.45      6.02        7.226           346        85.87          644
Georgia                                         95     12,434,198.40      3.99        7.255           337        87.88          647
Idaho                                            6        565,236.14      0.18        6.922           357        87.45          647
Illinois                                        86     12,016,048.72      3.85        7.442           344        84.82          620
Indiana                                         70      7,366,657.74      2.36        7.399           334        92.31          647
Iowa                                            17      1,824,122.83      0.58        7.263           319        89.09          656
Kansas                                          60      5,808,007.89      1.86        7.338           324        88.95          642
Kentucky                                        30      3,525,303.66      1.13        7.337           352        91.19          653
Maine                                           11      2,204,436.86      0.71        6.901           357        80.67          620
Maryland                                       136     21,784,277.06      6.99        7.200           337        83.21          626
Massachusetts                                   33      5,707,034.78      1.83        7.129           332        75.54          651
Michigan                                       111     13,343,554.34      4.28        7.229           352        89.43          646
Minnesota                                       35      6,163,975.80      1.98        7.052           355        86.43          659
Missouri                                        92     10,278,029.53      3.30        7.287           334        89.45          645
Montana                                          2        222,486.88      0.07        7.867           358        82.56          656
Nebraska                                        12      1,281,231.83      0.41        7.390           330        86.52          650
Nevada                                          27      4,804,067.10      1.54        6.793           352        80.96          643
New Hampshire                                    9        976,894.15      0.31        7.566           317        82.64          605
New Jersey                                      44      9,091,453.52      2.92        7.022           337        84.45          633
New Mexico                                      16      2,111,322.56      0.68        6.716           352        89.91          653
New York                                       123     23,769,333.45      7.62        7.137           334        78.92          636
North Carolina                                 112     15,255,918.98      4.89        7.410           341        86.23          645
Ohio                                           192     21,112,767.14      6.77        7.213           345        89.25          644
Oklahoma                                        16      1,499,933.58      0.48        7.358           315        87.86          643
Oregon                                          11      1,639,690.55      0.53        6.676           344        82.31          634
Pennsylvania                                   139     15,678,770.55      5.03        7.329           333        88.41          639
Rhode Island                                    30      5,957,296.92      1.91        7.375           299        76.39          648
South Carolina                                  56      5,693,648.40      1.83        7.614           329        89.19          633
South Dakota                                     5        383,943.66      0.12        7.807           346        83.82          632
Tennessee                                       78      8,763,598.49      2.81        7.234           341        88.02          651
Texas                                            8        879,056.54      0.28        7.954           357        86.00          620
Utah                                            16      1,499,399.25      0.48        7.360           325        91.01          656
Virginia                                       114     18,478,249.95      5.93        7.180           342        85.31          635
Washington                                      24      3,243,131.91      1.04        7.383           319        88.80          661
Wisconsin                                       38      4,554,381.07      1.46        7.328           340        91.92          653
Wyoming                                          3        245,076.53      0.08        7.486           357        74.06          643
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       2,300    311,853,173.03    100.00        7.246           338        85.50          641

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 38

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                  INITIAL GROUP II-A MORTGAGE LOAN STATISTICS

                                            AS OF THE CUT-OFF DATE


                                                                                    MINIMUM             MAXIMUM
                                                                                    -------             -------
Scheduled Principal Balance                              $153,780,002.72         $24,968.83         $394,782.84
Average Scheduled Principal Balance                          $151,507.39
Number of Initial Mortgage Loans                                   1,015

Weighted Average Gross Coupon                                     6.812%             4.300%              9.880%
Weighted Average FICO Score                                          640                526                 813
Weighted Average Combined Original LTV                            85.64%             28.00%             100.00%

Weighted Average Original Term                                360 months         360 months          360 months
Weighted Average Stated Remaining Term                        358 months         349 months          359 months
Weighted Average Seasoning                                      2 months            1 month           11 months

Weighted Average Gross Margin                                     6.456%             2.250%             13.490%
Weighted Average Minimum Interest Rate                            6.817%             3.250%              9.880%
Weighted Average Maximum Interest Rate                           13.253%            10.300%             17.990%
Weighted Average Initial Rate Cap                                 3.000%             3.000%              3.000%
Weighted Average Subsequent Rate Cap                              1.220%             1.000%              3.000%
Weighted Average Months to Roll                                25 months          14 months           60 months

Maturity Date                                                                  Feb. 1, 2034         Dec.1, 2034
Maximum Zip Code Concentration                                     0.48%  11234

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                             # OF          PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
      0.01 -  50,000.00                         24      1,049,350.73      0.68        8.209           357        78.16          602
 50,000.01 - 100,000.00                        232     18,351,201.79     11.93        7.271           357        84.16          628
100,000.01 - 150,000.00                        344     42,849,490.85     27.86        6.826           358        86.40          640
150,000.01 - 200,000.00                        186     32,197,288.78     20.94        6.723           357        86.16          640
200,000.01 - 250,000.00                        117     26,218,112.24     17.05        6.684           358        85.42          645
250,000.01 - 300,000.00                         66     18,044,172.13     11.73        6.597           358        85.60          646
300,000.01 - 350,000.00                         40     12,825,388.98      8.34        6.809           358        84.65          642
350,000.01 - 400,000.00                          6      2,244,997.22      1.46        6.665           358        87.84          632
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 39

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT GROSS RATE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                    2        431,626.87      0.28        4.351           357        80.15          615
4.500 - 4.999                                    7      1,182,615.02      0.77        4.922           357        79.38          669
5.000 - 5.499                                   25      5,111,864.13      3.32        5.353           358        80.13          670
5.500 - 5.999                                  130     22,247,388.30     14.47        5.827           358        81.88          650
6.000 - 6.499                                  201     30,844,182.92     20.06        6.251           358        84.54          649
6.500 - 6.999                                  213     34,877,350.77     22.68        6.754           358        86.71          649
7.000 - 7.499                                  148     22,136,939.97     14.40        7.236           358        86.65          636
7.500 - 7.999                                  170     24,648,733.06     16.03        7.731           357        89.52          619
8.000 - 8.499                                   71      7,543,984.32      4.91        8.201           357        87.34          617
8.500 - 8.999                                   40      4,122,644.59      2.68        8.711           358        83.57          592
9.000 - 9.499                                    4        373,311.92      0.24        9.164           357        81.48          568
9.500 - 9.999                                    4        259,360.85      0.17        9.710           357        77.17          578
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
FICO                                         LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                       30      3,836,299.29      2.49        8.158           358        79.27          537
550 - 574                                       62      8,529,669.93      5.55        7.468           358        84.58          563
575 - 599                                      121     17,884,063.59     11.63        6.795           358        83.09          588
600 - 624                                      208     28,842,018.01     18.76        6.941           357        86.63          612
625 - 649                                      217     34,171,821.62     22.22        6.847           358        86.35          637
650 - 674                                      160     24,810,698.78     16.13        6.666           358        86.48          660
675 - 699                                      124     21,304,250.43     13.85        6.502           358        85.86          687
700+                                            93     14,401,181.07      9.36        6.455           358        85.70          735
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
COMBINED ORIGINAL LTV                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                                   10      1,298,838.35      0.84        6.862           358        37.88          643
50.00 - 54.99                                    5        663,629.56      0.43        7.182           358        50.94          626
55.00 - 59.99                                   11      1,453,544.73      0.95        6.935           358        57.54          660
60.00 - 64.99                                    6      1,088,638.65      0.71        7.670           357        62.24          661
65.00 - 69.99                                   11      2,066,518.80      1.34        7.243           358        67.93          614
70.00 - 74.99                                   39      6,399,657.78      4.16        6.560           357        72.35          628
75.00 - 79.99                                   87     12,741,157.84      8.29        6.512           358        77.74          653
80.00                                          285     39,232,461.84     25.51        6.401           358        80.00          638
80.01 - 84.99                                   42      5,952,079.52      3.87        6.837           358        83.07          633
85.00 - 89.99                                  117     19,684,490.34     12.80        7.017           358        86.38          625
90.00 - 94.99                                  174     28,331,631.62     18.42        6.874           358        90.92          638
95.00 - 99.99                                   90     14,528,823.64      9.45        7.231           357        96.26          646
100.00+                                        138     20,338,530.05     13.23        7.167           358       100.00          654
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 40

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
360                                          1,015    153,780,002.72    100.00        6.812           358        85.64          640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                    1,015    153,780,002.72    100.00        6.812           358        85.64          640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
FRM/ARM                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM                                          1,015    153,780,002.72    100.00        6.812           358        85.64          640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PRODUCT                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                       870    128,932,472.78     83.84        6.837           358        85.85          639
ARM 3/27                                       124     20,657,872.07     13.43        6.674           357        85.12          644
ARM 5/25                                        21      4,189,657.87      2.72        6.737           358        81.90          661
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 0                                             273     40,752,205.30     26.50        7.105           358        87.10          643
 6                                               2        251,508.38      0.16        6.120           358        80.00          635
12                                              43      9,110,288.25      5.92        6.721           358        80.86          649
24                                             419     64,111,250.24     41.69        6.731           358        85.16          640
30                                               6      1,195,810.60      0.78        6.339           357        84.81          635
36                                             272     38,358,939.95     24.94        6.676           358        86.10          634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 41

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
LIEN                                         LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                   1,015    153,780,002.72    100.00        6.812           358        85.64          640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc                                         66     10,022,683.19      6.52        7.275           357        91.53          632
Full Doc                                       752    110,405,168.51     71.79        6.792           358        86.87          632
Lite Doc                                         4        833,460.46      0.54        7.508           358        85.94          564
SI                                             193     32,518,690.56     21.15        6.720           358        79.65          670
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640


                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                              626     97,587,827.23     63.46        6.848           358        85.79          634
Purchase                                       304     44,157,177.08     28.71        6.745           358        84.43          655
Rate/Term Refinance                             85     12,034,998.41      7.83        6.765           358        88.89          635
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PROPERTY TYPE                                LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Condominium                                     28      3,689,026.77      2.40        6.719           358        84.12          648
Duplex                                          49     10,327,848.44      6.72        6.847           358        81.24          646
Quadruplex                                       2        441,736.90      0.29        7.380           355        73.71          676
Row Home                                         8        763,329.90      0.50        6.977           358        85.72          640
Single Family Detached                         912    136,038,228.85     88.46        6.804           358        86.10          639
Townhouse                                       10      1,411,305.75      0.92        7.063           357        84.58          625
Triplex                                          6      1,108,526.11      0.72        7.139           357        81.14          697
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
OCCUPANCY STATUS                             LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                              74      9,809,747.50      6.38        7.437           358        76.97          662
Owner-Occupied                                 924    141,711,834.62     92.15        6.762           358        86.17          638
Second Home                                     17      2,258,420.60      1.47        7.210           357        89.95          681
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 42

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
STATE                                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                          6        765,364.14      0.50        6.794           358        85.54          649
Arizona                                         40      6,186,813.95      4.02        6.536           358        86.41          645
California                                      36      8,210,874.66      5.34        6.579           357        75.42          638
Colorado                                         6      1,150,400.55      0.75        6.385           357        88.23          624
Connecticut                                      3        474,912.16      0.31        6.047           358        78.74          692
Delaware                                         9      1,114,979.84      0.73        6.927           358        84.28          632
Florida                                         47      6,874,042.79      4.47        6.638           357        84.17          649
Georgia                                         29      4,468,917.53      2.91        6.930           358        90.48          650
Idaho                                            1        101,836.54      0.07        7.130           358        85.00          719
Illinois                                        25      4,375,640.77      2.85        6.834           357        88.22          648
Indiana                                         25      3,162,668.41      2.06        6.493           357        84.60          639
Iowa                                             6        425,646.63      0.28        7.777           357        86.12          612
Kansas                                          13      1,516,343.43      0.99        6.576           357        86.37          649
Kentucky                                        23      2,776,323.04      1.81        6.388           357        82.98          632
Maryland                                        24      4,622,311.21      3.01        6.531           358        88.23          628
Massachusetts                                    6        935,749.41      0.61        6.562           358        92.53          635
Michigan                                       188     24,648,526.91     16.03        6.754           357        85.28          639
Minnesota                                       26      4,601,432.95      2.99        7.064           358        87.66          640
Missouri                                        40      5,297,747.73      3.45        6.599           358        86.54          638
Montana                                          2        231,519.67      0.15        7.905           357        74.26          581
Nebraska                                         2        214,665.95      0.14        8.143           358        97.33          611
Nevada                                          22      4,118,603.87      2.68        6.627           357        79.54          651
New Hampshire                                    2        375,080.43      0.24        6.993           358        86.38          606
New Jersey                                      44      8,914,039.77      5.80        6.920           358        86.27          641
New Mexico                                       4        509,644.40      0.33        6.454           358        86.84          612
New York                                        38     10,600,129.43      6.89        6.569           358        80.13          640
North Carolina                                  71      8,954,668.75      5.82        7.208           357        90.46          645
North Dakota                                     4        402,396.33      0.26        8.613           357        82.88          648
Ohio                                            48      5,474,957.94      3.56        7.008           358        88.04          622
Oklahoma                                         1         49,561.92      0.03        8.130           358        90.00          601
Oregon                                           5        721,640.94      0.47        6.578           357        87.43          623
Pennsylvania                                    38      5,197,495.75      3.38        7.319           358        85.35          636
Rhode Island                                     5      1,165,658.09      0.76        6.755           357        88.66          652
South Carolina                                  20      2,910,176.74      1.89        7.466           357        92.38          611
South Dakota                                    20      2,461,106.96      1.60        7.884           358        89.00          605
Tennessee                                       25      3,128,474.83      2.03        6.608           358        87.29          635
Utah                                             2        360,485.84      0.23        6.215           357        80.00          588
Virginia                                        27      3,891,044.11      2.53        6.554           358        86.69          645
Washington                                       6      1,148,473.83      0.75        6.786           357        88.01          657
Wisconsin                                       76     11,239,644.52      7.31        6.941           358        87.84          653
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 43

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
GROSS MARGIN                                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
  2.000 -   2.499                                1        190,506.90      0.12        7.350           358        90.00          587
  3.500 -   3.999                                1        131,237.53      0.09        6.000           358        93.93          612
  4.000 -   4.499                                1        295,201.10      0.19        4.380           357        80.00          579
  4.500 -   4.999                                8      1,691,669.64      1.10        6.106           357        85.54          647
  5.000 -   5.499                               35      6,029,898.40      3.92        5.592           358        80.93          664
  5.500 -   5.999                              157     25,535,789.93     16.61        6.118           358        81.07          651
  6.000 -   6.499                              154     24,140,288.35     15.70        6.413           358        86.22          652
  6.500 -   6.999                              508     73,069,328.72     47.52        7.078           358        87.44          635
  7.000 -   7.499                               54      7,447,950.41      4.84        7.441           357        87.82          634
  7.500 -   7.999                               65     11,352,396.65      7.38        7.401           358        83.35          623
  8.000 -   8.499                               21      2,473,656.54      1.61        8.331           357        89.71          605
  8.500 -   8.999                                6        727,630.55      0.47        8.434           357        89.22          607
  9.000 -   9.499                                3        574,893.65      0.37        8.421           357        81.29          640
 13.000 -  13.499                                1        119,554.35      0.08        6.490           357        80.00          602
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
MINIMUM INTEREST RATE                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000 - 3.499                                    1        108,093.93      0.07        6.250           358        95.00          660
4.000 - 4.499                                    2        431,626.87      0.28        4.355           357        80.15          615
4.500 - 4.999                                    8      1,500,564.91      0.98        5.347           357        80.57          666
5.000 - 5.499                                   25      5,111,864.13      3.32        5.353           358        80.13          670
5.500 - 5.999                                  130     21,573,311.38     14.03        5.841           358        81.82          649
6.000 - 6.499                                  197     30,044,804.55     19.54        6.260           358        84.34          649
6.500 - 6.999                                  208     33,592,372.35     21.84        6.763           358        87.31          649
7.000 - 7.499                                  146     21,022,891.45     13.67        7.233           357        87.63          638
7.500 - 7.999                                  178     27,990,199.02     18.20        7.567           358        87.61          622
8.000 - 8.499                                   75      7,915,739.64      5.15        8.202           357        87.88          615
8.500 - 8.999                                   35      3,595,539.63      2.34        8.705           358        83.69          594
9.000+                                          10        892,994.86      0.58        9.272           357        79.99          570
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 44

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
MAXIMUM INTEREST RATE                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                                  3        615,831.45      0.40        4.542           357        78.61          628
10.500 - 10.999                                  7      1,163,729.56      0.76        5.063           356        80.16          669
11.000 - 11.499                                 12      2,530,726.94      1.65        5.284           358        80.90          664
11.500 - 11.999                                 47      9,038,169.63      5.88        5.839           358        85.20          653
12.000 - 12.499                                 76     12,325,738.55      8.02        6.078           357        84.67          653
12.500 - 12.999                                205     33,093,550.69     21.52        6.418           358        84.31          646
13.000 - 13.499                                252     37,941,137.53     24.67        6.691           358        86.05          644
13.500 - 13.999                                234     35,086,865.90     22.82        7.335           357        89.18          634
14.000 - 14.499                                 92     11,006,764.31      7.16        7.840           357        85.49          629
14.500 - 14.999                                 58      6,738,822.69      4.38        8.324           357        81.85          602
15.000+                                         29      4,238,665.47      2.76        7.500           357        78.58          608
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                        1,015    153,780,002.72    100.00        6.812           358        85.64          640
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                          580     90,992,531.53     59.17        6.609           357        85.02          645
1.500                                          404     57,936,657.68     37.68        7.120           358        87.44          631
2.000                                           30      4,800,471.72      3.12        6.919           357        75.73          655
3.000                                            1         50,341.79      0.03        8.750           358        80.00          627
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                       1,015    153,780,002.72    100.00        6.812           358        85.64          640

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 45

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                   INITIAL GROUP II-B MORTGAGE LOAN STATISTICS

                             AS OF THE CUT-OFF DATE


                                                                                              MINIMUM             MAXIMUM
          Scheduled Principal Balance                              $36,190,383.05          $51,746.60         $344,670.31
          Average Scheduled Principal Balance                         $344,670.31
          Number of Initial Mortgage Loans                                    105

          Weighted Average Gross Coupon                                    6.677%              4.850%              8.870%
          Weighted Average FICO Score                                         645                 526                 794
          Weighted Average Combined Original LTV                           82.00%              35.71%             100.00%

          Weighted Average Original Term                               360 months          360 months          360 months
          Weighted Average Stated Remaining Term                       358 months          353 months          359 months
          Weighted Average Seasoning                                     2 months             1 month            7 months

          Weighted Average Gross Margin                                    6.420%              4.600%              8.620%
          Weighted Average Minimum Interest Rate                           6.689%              4.850%              8.870%
          Weighted Average Maximum Interest Rate                          12.963%             10.850%             16.990%
          Weighted Average Initial Rate Cap                                3.000%              3.000%              3.000%
          Weighted Average Subsequent Rate Cap                             1.271%              1.000%              2.000%
          Weighted Average Months to Roll                               25 months           18 months           59 months

          Maturity Date                                                                  Jun. 1, 2034        Dec. 1, 2034
          Maximum Zip Code Concentration                                    3.18%  29466

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT PRINCIPAL BALANCE                    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 50,000.01 - 100,000.00                          6        441,656.84      1.22        7.140           357        86.81          661
100,000.01 - 150,000.00                          6        681,818.31      1.88        7.646           357        89.75          630
150,000.01 - 200,000.00                          9      1,523,727.89      4.21        6.968           357        86.54          650
200,000.01 - 250,000.00                          7      1,566,336.47      4.33        6.769           358        80.85          652
250,000.01 - 300,000.00                          9      2,439,263.48      6.74        7.042           358        80.21          663
300,000.01 - 350,000.00                          7      2,359,888.67      6.52        6.107           358        82.09          642
350,000.01 - 400,000.00                         25      9,353,908.00     25.85        6.493           358        82.09          648
400,000.01 - 450,000.00                         15      6,426,415.20     17.76        6.621           358        85.54          649
450,000.01 - 500,000.00                         11      5,337,827.57     14.75        6.509           357        75.57          665
500,000.01 - 550,000.00                          4      2,094,437.92      5.79        6.830           358        87.99          608
550,000.01 - 600,000.00                          1        550,989.53      1.52        6.450           358        78.41          624
600,000.01 - 650,000.00                          2      1,274,466.65      3.52        7.323           357        90.00          618
650,000.01 - 700,000.00                          2      1,395,900.64      3.86        7.254           359        74.78          586
700,000.01 - 750,000.00                          1        743,745.88      2.06        6.880           358        70.95          610
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 46

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
CURRENT GROSS RATE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                    3        968,215.14      2.68        4.938           358        83.92          644
5.000 - 5.499                                    4        981,014.58      2.71        5.418           358        85.79          640
5.500 - 5.999                                   16      6,275,663.03     17.34        5.800           357        76.95          668
6.000 - 6.499                                   15      5,448,408.99     15.05        6.239           357        83.10          656
6.500 - 6.999                                   34     12,833,762.64     35.46        6.795           358        81.64          632
7.000 - 7.499                                   10      3,221,816.31      8.90        7.239           358        79.99          659
7.500 - 7.999                                   17      5,681,166.37     15.70        7.777           357        87.30          630
8.000 - 8.499                                    5        728,589.39      2.01        8.189           357        83.77          642
8.500 - 8.999                                    1         51,746.60      0.14        8.870           356        80.00          555
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
FICO                                         LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
525 - 549                                        1        455,867.43      1.26        6.990           357        72.66          526
550 - 574                                        4      1,064,751.08      2.94        6.811           358        80.49          568
575 - 599                                       12      4,835,227.67     13.36        7.261           358        84.81          587
600 - 624                                       15      5,834,954.07     16.12        6.610           357        84.09          612
625 - 649                                       23      7,354,792.74     20.32        6.438           358        81.66          632
650 - 674                                       21      6,758,712.49     18.68        6.709           357        83.81          660
675 - 699                                       15      5,547,124.33     15.33        6.549           358        80.04          682
700+                                            14      4,338,953.24     11.99        6.565           358        77.68          731
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
COMBINED ORIGINAL LTV                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
 0.00 - 49.99                                    1        498,929.44      1.38        5.630           358        35.71          794
55.00 - 59.99                                    1        699,412.49      1.93        6.880           359        58.33          588
60.00 - 64.99                                    3        903,898.06      2.50        7.487           358        60.96          687
65.00 - 69.99                                    7      2,160,035.70      5.97        6.341           357        67.46          653
70.00 - 74.99                                    7      3,595,463.10      9.93        6.579           357        72.61          616
75.00 - 79.99                                   14      4,587,047.21     12.67        6.855           358        76.86          680
80.00                                           20      6,395,660.29     17.67        6.443           358        80.00          642
80.01 - 84.99                                    1        409,003.68      1.13        7.090           357        83.67          653
85.00 - 89.99                                   12      4,884,656.37     13.50        6.325           358        87.93          642
90.00 - 94.99                                   27      8,693,779.66     24.02        6.829           357        90.49          626
95.00 - 99.99                                    4        769,951.30      2.13        7.321           358        95.11          624
100.00                                           8      2,592,545.75      7.16        7.111           358       100.00          668
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 47

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
ORIGINAL TERM (MONTHS)                       LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
360                                            105     36,190,383.05    100.00        6.677           358        82.00          645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
STATED REMAINING TERM (MONTHS)               LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
301 - 360                                      105     36,190,383.05    100.00        6.677           358        82.00          645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
FRM/ARM                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Adjustable                                     105     36,190,383.05    100.00        6.677           358        82.00          645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PRODUCT                                      LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
ARM 2/28                                        89     31,441,328.89     86.88        6.695           358        82.44          646
ARM 3/27                                        14      4,078,262.74     11.27        6.340           358        78.99          643
ARM 5/25                                         2        670,791.42      1.85        7.883           358        80.00          587
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PREPAYMENT PENALTY ORIGINAL TERM (MONTHS)    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
0                                               18      7,449,733.66     20.58        6.817           358        79.19          629
12                                               4      1,716,878.10      4.74        7.086           358        80.33          678
24                                              35     14,325,671.90     39.58        6.578           358        81.81          651
30                                               1        371,216.27      1.03        7.990           358        80.00          575
36                                              19      7,762,969.27     21.45        6.378           357        81.72          650
60                                              28      4,563,913.85     12.61        7.005           357        88.48          634
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
LIEN                                         LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
First Lien                                     105     36,190,383.05    100.00        6.677           358        82.00          645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 48

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
DOCUMENTATION TYPE                           LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alt Doc                                          6      3,530,830.32      9.76        7.078           358        78.96          597
Full Doc                                        68     21,397,474.59     59.12        6.606           358        84.70          641
Lite Doc                                         2        780,951.10      2.16        7.264           358        73.00          643
SI                                              29     10,481,127.04     28.96        6.641           358        78.19          669
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
LOAN PURPOSE                                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Cashout Refinance                               77     26,194,889.80     72.38        6.704           358        82.37          641
Purchase                                        21      7,279,593.02     20.11        6.610           358        82.13          661
Rate/Term Refinance                              7      2,715,900.23      7.50        6.592           358        78.16          633
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
PROPERTY TYPE                                LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
5-Unit                                           1        171,056.79      0.47        6.625           358        65.91          669
6-Unit                                           8      2,341,178.78      6.47        6.964           358        72.77          697
7-Unit                                           1        100,854.96      0.28        8.250           357        75.00          661
8-Unit                                           2        551,227.29      1.52        6.825           359        78.85          698
Condominium                                      2        518,103.45      1.43        5.627           359        81.17          728
Duplex                                           5      1,752,032.69      4.84        7.196           358        83.10          640
Single Family Detached                          86     30,755,929.09     84.98        6.635           357        82.83          638
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
OCCUPANCY STATUS                             LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Non-Owner Occupied                              14      4,166,862.10     11.51        7.058           358        74.98          687
Owner-Occupied                                  88     30,691,580.32     84.81        6.614           357        83.25          639
Second Home                                      3      1,331,940.63      3.68        6.927           358        75.24          635
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 49

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
STATE                                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
Alabama                                          2        639,293.08      1.77        7.429           358        76.13          616
California                                      16      6,366,643.55     17.59        6.486           357        83.82          653
Connecticut                                      2        731,415.85      2.02        7.540           358        97.24          664
Florida                                          4      1,318,243.52      3.64        6.477           358        87.27          661
Georgia                                          1        696,488.15      1.92        7.630           358        91.30          584
Idaho                                            1        399,419.72      1.10        7.630           358        61.54          655
Illinois                                         4        805,095.13      2.22        7.002           358        89.64          632
Kentucky                                         2        649,432.25      1.79        5.789           356        69.78          673
Maryland                                         4      1,242,067.92      3.43        6.774           357        78.64          588
Massachusetts                                    9      2,776,268.83      7.67        6.390           358        80.13          680
Michigan                                         8      1,863,510.40      5.15        6.542           357        82.58          653
Minnesota                                        1        498,929.44      1.38        5.630           358        35.71          794
Nevada                                           2        937,949.61      2.59        6.202           358        81.29          611
New Hampshire                                    1        378,415.85      1.05        6.625           359        75.75          675
New Jersey                                       6      2,257,435.46      6.24        6.913           358        78.25          638
New York                                         6      2,180,743.91      6.03        6.823           358        88.58          649
North Carolina                                   2      1,017,870.97      2.81        7.920           357        86.35          581
Ohio                                             6      1,807,803.27      5.00        6.958           357        91.55          623
Pennsylvania                                     6      2,003,529.26      5.54        7.005           358        76.15          611
Rhode Island                                     3        961,537.16      2.66        6.790           358        80.56          690
South Carolina                                   2      1,150,432.46      3.18        6.438           358        74.15          614
Tennessee                                        1        521,576.38      1.44        6.630           358        71.58          564
Virginia                                        11      3,739,854.97     10.33        6.273           357        85.21          673
Wisconsin                                        5      1,246,425.91      3.44        6.646           357        82.08          618
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
GROSS MARGIN                                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                    3      1,026,655.11      2.84        5.426           357        77.40          661
5.000 - 5.499                                    7      2,021,785.40      5.59        5.538           358        85.93          656
5.500 - 5.999                                   10      3,417,646.14      9.44        5.935           357        78.77          667
6.000 - 6.499                                    9      3,257,388.53      9.00        6.326           358        85.48          661
6.500 - 6.999                                   61     23,272,611.56     64.31        6.893           358        81.31          640
7.000 - 7.499                                    7      1,287,009.93      3.56        7.530           357        82.77          621
7.500 - 7.999                                    5        941,336.66      2.60        7.582           358        89.28          619
8.000 - 8.499                                    2        914,203.12      2.53        6.864           358        87.37          645
8.500 - 8.999                                    1         51,746.60      0.14        8.870           356        80.00          555
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
------------------------------------------------------------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
------------------------------------------------------------------------------------------------------------------------------------
                                                                 50

Popular ABS Mortgage Pass-Through Trust, Series 2005-1
Preliminary Term Sheet                                                                                             January [ ], 2005
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
MINIMUM INTEREST RATE                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                    3        968,215.14      2.68        4.938           358        83.92          644
5.000 - 5.499                                    4        981,014.58      2.71        5.418           358        85.79          640
5.500 - 5.999                                   15      5,745,724.92     15.88        5.782           357        75.76          673
6.000 - 6.499                                   15      5,448,408.99     15.05        6.239           357        83.10          656
6.500 - 6.999                                   34     12,714,029.70     35.13        6.812           358        81.66          632
7.000 - 7.499                                   11      3,751,754.42     10.37        7.063           358        81.39          652
7.500 - 7.999                                   17      5,800,899.31     16.03        7.721           357        87.15          631
8.000 - 8.499                                    5        728,589.39      2.01        8.189           357        83.77          642
8.500 - 8.999                                    1         51,746.60      0.14        8.870           356        80.00          555
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
MAXIMUM INTEREST RATE                        LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                                  2        528,664.93      1.46        4.895           358        83.03          679
11.000 - 11.499                                  3        644,256.49      1.78        5.381           358        83.59          645
11.500 - 11.999                                 14      5,436,477.80     15.02        5.812           357        78.15          661
12.000 - 12.499                                 10      3,269,162.45      9.03        6.174           357        83.18          639
12.500 - 12.999                                 31     11,745,485.28     32.45        6.658           358        80.23          637
13.000 - 13.499                                 12      4,018,790.66     11.10        6.630           358        82.58          662
13.500 - 13.999                                 21      7,197,453.91     19.89        7.475           358        87.36          628
14.000 - 14.499                                  9      2,447,619.67      6.76        7.477           357        80.90          664
14.500 - 14.999                                  2        483,163.77      1.34        8.084           358        80.00          668
15.000+                                          1        419,308.09      1.16        6.990           358        80.00          619
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
INITIAL PERIODIC RATE CAP                    LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
3.000                                          105     36,190,383.05    100.00        6.677           358        82.00          645
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                                                                                 WEIGHTED
                                                                                   WEIGHTED       AVERAGE     WEIGHTED
                                                             CURRENT    PCT BY      AVERAGE        STATED      AVERAGE     WEIGHTED
                                              # OF         PRINCIPAL      CURR        GROSS     REMAINING     COMBINED      AVERAGE
SUBSEQUENT PERIODIC RATE CAP                 LOANS           BALANCE  PRIN BAL       COUPON          TERM     ORIG LTV         FICO
------------------------------------------------------------------------------------------------------------------------------------
1.000                                           60     17,853,364.39     49.33        6.537           358        83.67          655
1.500                                           42     17,049,582.08     47.11        6.863           358        80.07          633
2.000                                            3      1,287,436.58      3.56        6.152           357        84.36          649
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TOTAL:                                         105     36,190,383.05    100.00        6.677           358        82.00          645

                                        F R I E D M A N    B I L L I N G S   R A M S E Y
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This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
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